[*] indicates that a confidential portion of the text of this agreement has been omitted and filed separately with the Securities and Exchange Commission

                   RESEARCH, DEVELOPMENT AND OPTION AGREEMENT

     Research, Development and Option Agreement, dated as of June 9, 1987, by and between Xoma Corporation ("Xoma"), a Delaware corporation, with its principal place of business located at 2910 Seventh Street, Berkeley, California 94710, and Pfizer Inc. ("Pfizer"), a Delaware corporation, with its principal place of business located at 235 East 42nd Street, New York, New York 10017.

     WHEREAS, Xoma has under development certain monoclonal antibody products useful in the treatment of septic shock; and

     WHEREAS, Pfizer desires to fund certain Xoma research and development regarding such products and desires an exclusive option to acquire certain rights relating thereto pursuant to the terms and conditions provided therein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS

     For purposes of this Agreement the following definitions shall be applicable:

     1.1 "Accepted Septic Shock Product" means any Other Septic Shock Product for which Pfizer has acquired rights thereto under Section 4.2 hereof.

     1.2 "Affiliate" means (a) any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital by a party to this Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control of, to the extent of fifty percent (50%) or more of voting power (or otherwise having power to control its general activities), a party to this Agreement, but in each case only for so long as such ownership or control shall continue.

     1.3 "Development Costs" means Xoma's costs and expenses related to the development, research (including process research) and testing of any Subject Product or any Accepted Septic Shock Product, in each case determined pursuant to Exhibit A attached hereto and made a part thereof, together with Xoma's expenses incurred in connection with the Review Panel as specified in Exhibit A.

     1.4 "Development Plan" means (a) the preclinical, clinical and process development program and budget of estimated Development Costs through PLA Submission for the E5 Product as set forth in Exhibit B, attached hereto and made a part hereof, together with such further modifications as shall be mutually agreed upon between Pfizer and Xoma, and (b) any subsequent Development Plans (comparable in scope and content to the plan for the E5 Product) for any Other Antibody Product as agreed upon between Pfizer and Xoma pursuant to
Section 4.1 hereof.

     1.5 "E5 Product" means any product for human and/or animal therapeutic or prophylactic use, now or hereafter developed by Xoma, which is produced (or susceptible of being produced) from or incorporates any antibody (including Fragments thereof as hereinafter defined) secreted from the E5 Cell Line (as hereinafter defined) or any other cell line capable of producing said antibody, or which product is chemically, organically, biologically or synthetically derived from or based upon any such antibody, in each case either alone or in combination with any other therapeutic agent. For purposes of this Section 1.5, the term "Fragments" shall mean any part or parts of any said antibody chemically, biologically or organically obtained from said antibody, or synthetically produced, and which mimics the biological behavior of said antibody. For purposes of this Section 1.5, the term "E5 Cell Line" shall mean the cell line described as a murine hybridoma as identified by American Type Culture Collection No. HB 9081 and mutants and genetically manipulated variants thereof.

     1.6 "FDA" means the United States Food and Drug Administration or any successor governmental agency performing similar functions.

     1.7 "License Agreement" means the agreement so named of even date herewith between Pfizer and Xoma.

     1.8 "Other Antibody Product" means any product for human and/or animal therapeutic or prophylactic use, now or hereafter developed by Xoma, which is produced (or susceptible of being produced) from or incorporates any antibodies (including Fragments thereof as hereinafter defined) secreted from the J5D4 Cell Line and/or the PCB5 Cell Line (as hereinafter defined) or any other cell lines capable of producing any such antibodies, or which product is chemically, organically, biologically or synthetically derived from or based upon any such antibodies, in each case either alone or in combination with any other therapeutic agent. For purposes of this Section 1.8, the term "Fragments" shall mean any part or parts of any said antibodies chemically, biologically or organically obtained from said antibodies, or synthetically produced, and which mimics the biological behavior of said antibodies. For purposes of this
Section 1.8, the term "J5D4 Cell Line" shall mean the cell line described as a murine hybridoma as identified by American Type Culture Collection No. HB 9083 and mutants and genetically manipulated variants thereof; and the term "PCB5 Cell Line" shall mean the cell line described as a murine hybridoma as identified by American Type Culture Collection No. HB 8909 and mutants and genetically manipulated variants thereof.

     1.9 "Other Septic Shock Product" means any product, now or hereafter developed by Xoma, for the treatment, cure or prevention of Septic Shock, other than any E5 Product or any Other Antibody Product.

     1.10 "Patents" means all Xoma patents listed in Exhibit C, annexed hereto and made a part hereof, and any patents which may issue from the applications listed in Exhibit C, in each case together with any divisionals, continuations, continuations-in-part, reissues, patents of addition or extensions thereof.

     1.11 "PLA" means a Product License Application or such other application as shall be required to obtain Product Approval for any Subject Product.

     1.12 "PLA Submission" means the submission to FDA by Xoma of a PLA which has been prepared in good faith by Xoma in a reasonable manner to comply with FDA requirements necessary to obtain Product Approval.

     1.13 "Product Approval" means final FDA approval to market commercially in the U.S.A. the specified product for use in humans.

     1.14 "Review Panel" means a panel of three persons to advise Xoma as provided herein. Such panel, to be appointed by Xoma with Pfizer's approval, shall consist of an immunotoxicologist, a physician experienced in clinical research, and an expert in FDA regulatory requirements for biologicals. Xoma may, upon notice to Pfizer, remove members from the panel at any time for reasonable cause provided that it fills any vacancy with persons reasonably acceptable to Pfizer as promptly as reasonably practicable.

     1.15 "Security Agreement" means the agreement so named referred to in
Section 11 hereof.

     1.16 "Septic Shock" means endotoxin mediated complications of gram negative bacterial sepsis.

     1.17 "Subject Product" means any E5 Product and any Other Antibody Product for which Pfizer has exercised its option under Section 4.1. The E5 Product shall be the initial Subject Product.

     1.18 "Supply Agreement" means the agreement so named of even date herewith between Pfizer and Xoma.

     1.19 "Technical Information" means all of Xoma's trade secrets, information, and know-how, now owned, licensed or controlled or hereafter acquired, developed, owned, licensed or controlled by Xoma or any of its Affiliates during the term of this Agreement, with respect to: (i) the medical, clinical, toxicological or other scientific data or information relating to any specified product (including, without limitation, pre-clinical and clinical data, notes, reports, models, and samples) and (ii) the manufacture, production, and purification procedures and processes, as well as analytical methodology, used in the testing, assaying, analysis, production, and packaging of any specified product. Technical Information shall also include: (i) Xoma's actual cell lines and other biological materials and substances for any specified product and (ii) Xoma's other information and non-patent proprietary rights (to the extent not already included in this definition of Technical Information) with respect to any specified product.

     1.20 "Territory" means all countries of the world.

     1.21 "University of California License" means the License Agreement For Monoclonal Antibodies to Gram Negative Sepsis-Related Bacteria and Human Diagnostics and Therapeutics Derived Therefrom, effective September 3, 1986, between Xoma and The Regents of the University of California.

     2. XOMA REPRESENTATIONS, WARRANTIES AND COVENANTS

     Xoma hereby represents, warrants and covenants to Pfizer as follows:

     2.1 Xoma has the corporate power and authority to execute and deliver this Agreement, the License Agreement and the Supply Agreement and perform its obligations hereunder and thereunder, and the execution, delivery and performance of this Agreement, the Supply Agreement and the License Agreement have been duly and validly authorized by Xoma, and upon execution and delivery by Pfizer, this Agreement, the Supply Agreement and the License Agreement will constitute legal, valid and binding agreements of Xoma, enforceable in accordance with their respective terms.

     2.2 Except to the extent Xoma has licensed patents or applications under the University of California License, Xoma is the legal and equitable owner of the Patents and applications listed on Exhibit C hereto, and, except for such Patents, there are no other patents issued in any country in the Territory and no other patent applications filed in any country therein, in each case owned or filed by Xoma or any of its Affiliates relating to the E5 Product or any Other Antibody Product or methods of use or manufacturing processes thereof. Xoma has no knowledge of any fact which would cast doubt on the validity of any of the Patents which have been issued as of this date.

     2.3 Xoma has not granted to any third party any rights or interests to the Patents, the E5 Product, any Other Antibody Product, any Other Septic Shock Product, or to Technical Information (as it relates to any of the foregoing) in each case for human or animal therapeutic or prophylactic use, and neither the execution and delivery of this Agreement, the Supply Agreement or the License Agreement, nor consummation of the transactions contemplated hereunder or thereunder, requires Xoma or any of its Affiliates to obtain any permits, authorizations or consents under current law from any governmental body (except for health approvals or governmental regulations necessary to sell such products) or from any other person, firm or corporation under any existing agreement to which Xoma or any of its Affiliates may be a party, and such execution, delivery and consummation will not result in the breach of or give rise to any termination of any agreement or contract to which Xoma or its Affiliates may be a party or which otherwise relates to the Patents, the E5 Product, any Other Antibody Product, any Other Septic Shock Product, or any Technical Information relating to any of the foregoing. Neither Xoma nor any of its Affiliates after the date hereof shall enter into any agreement or take or fail to take any action which shall restrict its legal right to grant to Pfizer the rights and licenses contemplated under this Agreement or the License Agreement.

     2.4 As of the date hereof, the University of California License is in full force and effect and Xoma is in compliance in all material respects with all of its obligations thereunder; Xoma has heretofore delivered to Pfizer a true and complete copy thereof and there have been no amendments or modifications thereof. So as not to adversely affect Pfizer rights hereunder or under the License Agreement, Xoma agrees during the term of this Agreement not to take any actions to terminate or restrict its rights under the University of California License as it relates to the E5 Product, Other Antibody Products, Other Septic Shock Products, or Technical Information relating thereto and to discharge all of Xoma's material obligations and responsibilities thereunder, including, without limitation, making all required payments thereunder. In the event Xoma shall receive any notice of default under the University of California License, Xoma shall promptly notify Pfizer.

     2.5 Xoma has no knowledge as of the date of this Agreement of any material information, not heretofore disclosed to Pfizer, relating to the potential safety or efficacy of the E5 Product.

     2.6 Xoma shall take all reasonable steps and pay all necessary expenses to prosecute the patent applications listed in Exhibit C unless Xoma, in consultation with Pfizer, shall in good faith determine that it is not in the best interests of both parties for Xoma to continue the prosecution of any pending application. Xoma also shall take all reasonable steps and pay all expenses necessary to maintain for the full life thereof all Patents unless Xoma, in consultation with Pfizer, shall in good faith determine that it is not in the best interests of both parties for Xoma to take such action or make such payments. Xoma shall keep Pfizer fully informed as to the status of all pending applications and the issuance of any such patents.

     3. PFIZER REPRESENTATIONS AND WARRANTIES

     Pfizer hereby represents and warrants to Xoma as follows:

     3.1 Pfizer has the corporate power and authority to execute and deliver this Agreement, the Supply Agreement and the License Agreement and perform its obligations hereunder and thereunder, and their execution, delivery and performance have been duly and validly authorized by Pfizer, and upon execution and delivery by Xoma, this Agreement, the Supply Agreement and the License Agreement will constitute legal, valid and binding agreements of Pfizer, enforceable in accordance with their respective terms.

     3.2 Neither the execution and delivery of this Agreement, the Supply Agreement or the License Agreement, nor consummation of the transactions contemplated hereunder or thereunder, requires Pfizer to obtain any permits, authorizations or consents from any governmental body (except for health approvals or governmental registrations necessary to sell the products contemplated therein) or from any other person, firm or corporation, and such execution, delivery and consummation will not result in the breach of or give rise to any termination of any agreement or contract to which Pfizer may be a party.

     4. PFIZER OPTIONS

     4.1 Other Antibody Products. Xoma hereby grants to Pfizer the exclusive option during the term of this Agreement to acquire exclusive worldwide rights to each of the Other Antibody Products pursuant to the terms of the License Agreement. At such time Xoma files any IND application with FDA for any Other Antibody Product, Xoma shall give Pfizer a copy of such IND application together with a summary of all material Technical Information (reasonably necessary for Pfizer or any like person to make a reasonable scientific and technical evaluation for the purpose of exercising the option hereunder) regarding such Other Antibody Product. For a [*] period thereafter Xoma shall not (unless Pfizer earlier declines) negotiate with any third party regarding such Other Antibody Product, and as soon as possible, and in no event later than the end of said [*] period, Pfizer shall notify Xoma whether Pfizer wishes to exercise its option hereunder with respect to such Other Antibody Product. In the event Pfizer exercises its option, such Other Antibody Product shall be automatically included within the definition of "Product" under the License Agreement and shall become a Subject Product for purposes of this Agreement. In addition, Xoma shall promptly prepare and submit to Pfizer a reasonable Development Plan including reasonable budget of estimated Development Costs through PLA Submission for such Other Antibody Product. Such Development Plan shall be consistent in scope and content with the E5 Development Plan and, together with such modifications as shall be mutually agreeable, shall be reasonably agreed upon by the parties within [*] of Pfizer's notice to Xoma of Pfizer's exercise of its option hereunder regarding such Other Antibody Product. If Pfizer within said [*] period shall decline to exercise its option or shall fail to respond to Xoma, Xoma may develop and market such Other Antibody Product itself (directly or through its dealers or distributors) or may offer such product to third parties for [*] following such [*] period, provided that any terms agreed upon with third parties, considered as a whole, are not (unless offered to Pfizer for at least [*]) materially less favorable to Xoma than the terms contained in the License Agreement. If Xoma has not in good faith elected to market such Other Antibody Product or concluded an agreement with a third party within [*] of the filing of the IND application, Pfizer's option hereunder for such product shall be revived.

     4.2 Other Septic Shock Products. For 15 years from the date hereof, prior to granting any rights to third parties during the term of this Agreement with respect to any Other Septic Shock Products or deciding itself to develop and market any Other Septic Shock Products, Xoma shall first offer such rights to Pfizer. Any such offer by Xoma to Pfizer shall include an identification of such Other Septic Shock Product and initial pre-clinical test results (including some demonstration of activity, and preliminary toxicology) for review by Pfizer. If Pfizer and Xoma cannot negotiate an agreement within [*] of such offer, Xoma may develop and market such Other Septic Shock Product itself (directly or through its dealers or distributors) or may offer such product to third parties for [*] following such [*] period, provided that the terms offered third parties, considered as a whole, are not (unless offered to Pfizer for at least [*]) materially less favorable to Xoma than the terms offered by Pfizer. At the end of such [*], if no such agreement has been concluded and Xoma has not decided to proceed on its own, Pfizer's rights under this Section 4.2 regarding such Other Septic Shock Product shall be revived.

     4.3 Comparable Other Antibody Products or Other Septic Shock Products. Notwithstanding to the contrary any provisions of Section 4.1 or 4.2 hereof, Xoma shall not market itself or enter into any arrangement or contract with any third party granting rights to the marketing of any Other Antibody Product or Other Septic Shock Product for which under Section 4.1 Pfizer has declined to exercise its option thereunder or for which under Section 4.2 Pfizer and Xoma have not entered into any agreement contemplated therein, unless such Other Antibody Product or Other Septic Shock Product shall be substantially different from and materially clinically superior to (for a clinically relevant indication) any then existing Subject Product.

     5. RESEARCH AND DEVELOPMENT

     5.1 Xoma Development Efforts. Xoma shall use reasonable diligence to carry out the Development Plan for each Subject Product in accordance with each such Development Plan and within all agreed upon timetables therein. Any material change in any Development Plan shall be agreed to between Xoma and Pfizer. Xoma and Pfizer recognize that changes or modifications in each Development Plan (including estimated budgets) will, in all likelihood, be required, and each agrees to negotiate in good faith and in a reasonable manner to reach agreement for any such changes or modifications. Xoma shall be solely responsible for the conduct of all phases of each Development Plan, including but not limited to clinical trials specified therein; provided, however, Xoma agrees to consult in good faith with Pfizer and the Review Panel as provided in this Section 5 regarding each Development Plan.

     5.2 Review Panel. The Review Panel (constituted as specified in Section 1.14) will meet with Xoma, and with Pfizer if requested by Pfizer, on a quarterly basis, or as may otherwise be agreed upon, to discuss and review each Development Plan, the progress and activities carried out thereunder, and any other scientific, medical, regulatory, or other matter which either Pfizer or Xoma deems advisable.

     5.3 Funding of Development Costs. Pfizer agrees to reimburse Xoma for its Development Costs (determined in accordance with Exhibit A) for each Subject Product, provided such Development Costs shall in no event be greater than the estimated Development Costs contained in the appropriate Development Plan as agreed upon between Xoma and Pfizer. Based on the estimated annual budgets in the Development Plan for each Subject Product, Pfizer shall make monthly payments, payable on the first day of each month, for estimated Development Costs to be incurred by Xoma for the ensuing month. Within 30 days after the end of each calendar quarter Xoma shall prepare and send to Pfizer (i) an invoice of actual Development Costs incurred by Xoma during the preceding calendar quarter and (ii) a reconciliation with the estimated monthly payments made by Pfizer during such quarter. In the event Pfizer's estimated payments for such quarter shall be greater than the actual invoiced amount, such overpayment shall be applied by Pfizer against subsequent monthly payments of estimated Development Costs due to Xoma or, at Pfizer's option, Xoma shall remit such overpayment to Pfizer. In the event the actual Development Costs for any quarter shall be greater than Pfizer's estimated monthly payments for such quarter, subject to the first sentence of this Section 5.3, Pfizer shall make appropriate payment to Xoma within thirty (30) days of receipt of Xoma's invoice.

     Pfizer shall pay all Development Costs (in accordance with the terms of this Agreement) incurred by Xoma (a) from January 1, 1987 through Product Approval with respect to the E5 Product, (b) from the date of IND filing through Product Approval with respect to other Subject Products, and (c) subsequent to Xoma's internal identification of the product through Product Approval with respect to any Accepted Septic Shock Product. With respect to Development Costs for the E5 Product incurred by Xoma prior to the date of this Agreement for which Pfizer is responsible as provided above, Pfizer will pay such Development Costs (as specified in Exhibit B) within 30 days of invoice by Xoma.

     5.4 Disclosure of Technical Information. Xoma shall disclose to Pfizer within 30 days of the date of execution of this Agreement and thereafter on at least a quarterly basis all Technical Information on each Subject Product not previously disclosed to Pfizer; provided, however, until such time as Pfizer's rights of termination under Section 6.1 hereof shall have lapsed, Xoma shall not be required to disclose to Pfizer any Technical Information regarding manufacturing of Subject Products. Nothing herein shall be deemed to require Xoma to disclose to Pfizer any Technical Information which Xoma is, in good faith, contractually prohibited from disclosing to third parties. All Technical Information disclosed to Pfizer shall be subject to the provisions of Section 8 hereof.

     5.5 Audit of Development Costs. Xoma shall keep full and accurate books and records of its Development Costs and determination thereof. Xoma shall permit Pfizer, at Pfizer's expense, by independent certified public accountants employed by Pfizer solely for this purpose and reasonably acceptable to Xoma, to examine such books and records (as they relate to Development Costs) at any reasonable time, but not later than five (5) years following the invoice to Pfizer of such Development Costs. As a condition to such examination, the independent public accountant selected by Pfizer shall execute a written agreement, reasonably satisfactory in form and substance to Xoma, to maintain in confidence all information obtained during the course of any such examination except for disclosure to Pfizer as necessary for the above purpose. The opinion of said independent accountants regarding such Development Costs shall be binding on the parties hereto.

     5.6 Orphan Drug Designations. At Pfizer's expense, promptly after execution of this Agreement Xoma shall transfer to Pfizer all of Xoma's interests and rights to the FDA designation to the E5 Product as an "orphan drug" as evidenced by FDA's letter to Xoma dated November 4, 1985 (provided Pfizer prepares the requisite documents). Xoma shall execute such further notices or documents, as Pfizer may reasonably request and at Pfizer's expense, to effectuate the change in such designation (provided Pfizer prepares the requisite documents). In addition, should Xoma obtain in the future any other similar designation for any other Subject Products, Xoma will, likewise, transfer its rights thereto to Pfizer; provided, however, Xoma shall not be required to make any such transfer if Xoma itself shall then be in a position to directly and materially benefit from the tax credits available thereunder. In the event Pfizer's rights or licenses shall terminate hereunder or under the License Agreement (except in the event of termination by Pfizer for Xoma's breach of Section 2.01 of the License Agreement or as provided otherwise in the Security Agreement) regarding any Subject Product (or former Subject Product) for which Pfizer holds any such orphan drug or similar designation, Pfizer will, at its expense, promptly transfer to Xoma the rights to such designation transferred to Pfizer.

     6. PFIZER PAYMENTS

     6.1 Initial Payment. In addition to any other payments provided for herein, within ten (10) days hereof, Pfizer shall pay Xoma [*] of which [*] shall be in consideration of the patent rights for the E5 Product granted to Pfizer under the License Agreement and [*] shall be in consideration of the granting to Pfizer of the option under Section 4.1 hereof to acquire a license to patent rights regarding the Other Antibody Products. If the two-week IV toxicity study of the E5 Product in monkeys (study no. 81611-T11) (a) is not completed within nine months after the date hereof pursuant to the protocol heretofore agreed upon with Pfizer, or (b) is completed pursuant to such protocol with results not satisfactory to Pfizer (as it may reasonably determine in good faith), or (c) for any reason shall not have commenced by September 30, 1987, then in any such event Pfizer shall have the right, by notice given within 30 days thereof, to demand return by Xoma of said [*] in which event Xoma shall promptly return to Pfizer said [*] and this Agreement, the License Agreement, the Supply Agreement and all other agreements contemplated herein or therein shall terminate. If Xoma agrees that the results of such study are not satisfactory (as it may reasonably determine in good faith), Pfizer may, as it may elect, alternatively demand the return of [*], and Xoma shall promptly return to Pfizer said [*] and this Agreement, the License Agreement the Supply Agreement and all other agreements contemplated herein or therein shall continue in effect with the E5 Product eliminated as a Subject Product hereunder and as a "Product" under the License Agreement. In that event, the first Other Antibody Product for which Pfizer exercises its option under Section 4.1 shall be treated as the initial Subject Product for purposes of Section 6.2 (with changes in Section 6.2 to reflect proper protocol numbers).

     6.2 Milestone Payments. In further consideration for Xoma's timely research and development efforts hereunder, Pfizer shall pay Xoma the following amounts within 30 days of completion of the applicable events with respect to the initial Subject Product:

     (a) [*] - Upon completion (according to protocol no. 81612-P2B) prior to [*] of first 100 evaluable patients (which fulfill statistical criteria for protocol evaluation) with confirmed Gram Negative Sepsis; provided, (i) the report thereof shall include efficacy and safety analysis by blinded group (to be unblinded at Pfizer's option) with analyses of adverse drug experiences, biochemical and hematological parameters, and analysis and listing of all deaths (together with copies of all reports to FDA -- FD 1639 or substitute form), and
(ii) such report is received by Pfizer on or before [*];

     (b) [*] - Upon completion of Phase II trial according to protocol no. 81612-P2B and receipt by Pfizer of the complete final report thereon on or before [*];

     (c) [*] - Upon PLA Submission to FDA on or before [*]; or [*] - upon PLA Submission after [*] and on or before [*];

     (d) [*] - Upon Product Approval on or before [*]; or [*] - upon Product Approval after [*] but on or before [*]*; or [*] - upon Product Approval after [*] but on or before [*]; or [*] - upon Product Approval after [*] and on or before [*].

It is understood that the provisions of Section 12.1 hereof shall not apply to this Section 6.2.

     7. REGULATORY MATTERS

     7.1 Compliance. Xoma agrees that its conduct in performing its obligations under this Agreement shall conform in all material respects to all applicable laws and regulations of the U.S. and foreign governments (and political subdivisions thereof).

     8. PROPRIETARY RIGHTS AND CONFIDENTIAL INFORMATION

     8.1 Proprietary Riqhts. Except as expressly provided to the contrary herein, in the License Agreement or the Security Agreement, all proprietary rights, title, and interest with respect to E5 Products, Other Antibody Products, Other Septic Shock Products, Subject Products, Accepted Septic Products, Patents and Technical Information shall be and remain solely in Xoma.

     8.2 Confidential Information. Pfizer and its Affiliates shall keep confidential and not use, except as provided herein, in the License Agreement, Supply Agreement or as contemplated in the Security Agreement, all Technical Information supplied in writing (or if orally, as confirmed in writing) by Xoma during the term of this Agreement and for ten (10) years after termination or expiration hereof; provided, however, that the foregoing obligations of confidentiality and non-use shall not apply to the extent that any Technical Information is demonstrated by written records to be (a) already known to Pfizer or its Affiliates at the time of disclosure hereunder or is hereafter developed by Pfizer or its Affiliates in the course of work entirely independent of any disclosure hereunder; or (b) publicly known prior to or after disclosure hereunder other than through acts or omissions of Pfizer or its Affiliates; or
(c) disclosed in good faith to Pfizer or its Affiliates under a reasonable claim of right of which Pfizer is not aware of any dispute; or (d) disclosed to third parties by Pfizer under a secrecy agreement with essentially the same confidentiality provisions provided herein in connection with the exercise of its rights under the License Agreement (to the extent permitted therein) or the Supply Agreement. In addition, disclosure may be made (i) to governmental agencies to the extent required or desirable to secure governmental approval for marketing of any Subject Product and (ii) to pre-clinical and clinical investigators where necessary or desirable for their information to the extent normal and usual in the custom of the trade and under a secrecy agreement with essentially the same confidentiality provisions contained herein. All Technical Information heretofore disclosed in writing by Xoma shall be deemed to have been disclosed under this Agreement and shall be subject to the provisions of this
Section 8.2.

     9. INDEMNIFICATION

     9.1 Each party (the "Indemnifying Party") will indemnify the other (the "Indemnified Party") from damages, settlements, costs, legal fees and other expenses incurred in connection with a claim against the Indemnified Party based on any action or omission (including, without limitation, resulting from clinical trials) of the Indemnifying Party or its agents or employees related to the obligations of the Indemnifying Party under this Agreement, provided, however, that the foregoing shall not apply (i) if the claim is found to be based upon the negligence, recklessness or willful action or inaction of the Indemnified Party, or (ii) if the Indemnified Party fails to give the Indemnifying Party prompt notice of any claim it receives and such failure materially prejudices the Indemnifying Party, or (iii) solely to the extent of indemnification for legal fees and disbursements of counsel of the Indemnified Party, unless the Indemnifying Party is given the opportunity to control defense of such action, or (iv) unless the Indemnifying Party is given the opportunity to approve any settlement, which approval shall not be unreasonably withheld; and provided further that, except in the event of a material conflict of interest, the Indemnifying Party shall not be liable for attorney's fees of the Indemnified Party after assuming control of the defense or settlement.

     10. TERM AND TERMINATION

     10.1 Term. This Agreement shall be effective as of the date first set forth above and shall remain in effect until termination or expiration of the License Agreement or other earlier termination pursuant to Sections 6.1, 10.2 or 10.3 hereof.

     10.2 Termination in Part.

     (a) Pfizer shall have the right, upon ninety (90) days' prior notice to Xoma, at any time and from time to time, without cause and at Pfizer's sole discretion, to terminate this Agreement with respect to any Subject Product in which case such Subject Product shall be automatically deleted as a "Product" under the License Agreement and shall no longer be a Subject Product hereunder.

     (b) Upon any partial termination under Section 10.2(a), Pfizer shall only be responsible for Development Costs incurred by Xoma with respect to such Subject Product during the ninety (90) day period following the date of notice of termination as well as reasonable termination costs incurred by Xoma thereafter (including reasonable severance payments and reasonable buy-outs of preexisting contracts reasonably entered into); provided, however, Xoma shall use best efforts to mitigate and control such termination costs.

     (c) In the event of partial termination of this Agreement under Section
10.2 with respect to any Subject Product, Pfizer will have no rights and Xoma will have no obligations with respect thereto under this Agreement, the License Agreement, or the Supply Agreement (except for obligations under Sections 8.2 and 9.1 hereof), and Pfizer will immediately return to Xoma all Technical Information relating thereto.

     10.3 Termination in Full.

     (a) This Agreement shall terminate in full as provided in Section 6.1 hereof.

     (b) At any time, upon ninety (90) days' prior notice to Xoma, Pfizer shall have the right, without cause at Pfizer's sole discretion, to terminate in full this Agreement, whereupon this Agreement together with the License Agreement and Supply Agreement shall terminate ninety (90) days after the date of such notice.

     (c) If either Pfizer or Xoma materially breaches or defaults in the performance or observance of any of the provisions of this Agreement and such breach or default is not cured within ninety (90) days or, in the case of failure to pay any amounts due hereunder, sixty (60) days after the giving of notice by the other party specifying such breach or default, the other party shall have the right to terminate this Agreement in full upon a further thirty
(30) days' notice.

     (d) Upon any termination under Section 10.3(b) hereof or Section 9.02 of the License Agreement, Pfizer shall be responsible for all Development Costs incurred by Xoma with respect to Subject Products during the ninety (90) day period following the date of notice of termination as well as reasonable termination costs incurred by Xoma thereafter (including reasonable severance payments and reasonable buy-outs of preexisting contracts reasonably entered into); provided, however, Xoma shall use best efforts to mitigate and control such termination costs.

     (e) In the event of termination in full of this Agreement under Sections
6.1 or 10.3 hereof, subject to Section 9.05 of the License Agreement Pfizer will have no rights and Xoma will have no further obligations under this Agreement, the License Agreement, or the Supply Agreement (except for obligations under Section 8.2 and 9.1 hereof or under the Security Agreement), and Pfizer will immediately return to Xoma all Technical Information.

     10.4 Effects of Termination. Termination of this Agreement for any reason shall be without prejudice to:

     (a) The rights and obligations of the parties provided in Sections 8.2 and
9.1 hereof;

     (b) Xoma's right to receive all payments accrued under Sections 5.3 and 6.2 hereof prior to the effective date of such termination; and

     (c) Any other remedies which either party may otherwise have.

     11. SECURITY AGREEMENT

     Certain of Xoma's obligations under this Agreement are secured pursuant to the terms of a Security Agreement, dated the date hereof, between Xoma and Pfizer, and reference is made to said Security Agreement for a description of the terms thereof. Notwithstanding to the contrary any provision of this Agreement, nothing herein shall be deemed to restrict, limit, modify or alter any of Pfizer's rights under the Security Agreement or derived upon or resulting from the exercise of any rights or interests thereunder.

     12. MISCELLANEOUS

     12.1 Force Majeure. No party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and no party shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such party.

     12.2 Assignment. This Agreement may not be assigned by either party without the prior consent of the other party; provided, however, (a) either party may assign this Agreement to any entity which acquires substantially all of its assets and business, and (b) Pfizer may assign this Agreement, in whole or in part, to any Affiliate of Pfizer.

     12.3 Xoma Status. For the purpose of carrying out this Agreement Xoma shall act as an independent contractor and not as partner, joint venturer, or agent and shall not bind nor attempt to bind Pfizer to any contract.

     12.4 Notices. Any notice, consent or approval required under this Agreement shall be in writing sent by registered certified airmail, postage prepaid, or by telex or cable (confirmed by such registered or certified mail) and addressed as follows:

If to Pfizer:                               If to Xoma:

Pfizer Inc.                                 Xoma Corporation
235 East 42nd Street                        2910 Seventh Street
New York, New York 10017                    Berkeley, California 94710

Telex: 420440                               Telex:  856-697

Attention: General Counsel                  Attention: Chairman

All notices shall be deemed to be effective on the date of mailing. In case any party changes its address at which notice is to be received, written notice of such change shall be given without delay to the other party.

     12.5 Entire Agreement. This Agreement together with the License Agreement, Supply Agreement and Security Agreement (as well as any other documents referred to herein or therein) set forth the entire agreement and understanding among the parties hereto as to the subject matter hereof and has priority over all documents, verbal consents or understandings made between Pfizer and Xoma before the conclusion of this Agreement with respect to the subject matter hereof; none of the terms of this Agreement shall be amended or modified except in writing signed by the parties hereto.

     12.6 Waivers. A waiver by any party of any term or condition of this Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof.

     12.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws provisions thereof. The exclusive jurisdiction and venue of any action with respect to this Agreement shall be the Superior Court of California for the County of Alameda or the United States District Court for the Northern District of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. Service of process in any such action may be effected in the manner provided in Section 12.4 for delivery of notices. The prevailing party in any legal action to enforce or interpret this Agreement shall be entitled to reasonable costs and attorney's fees.

     12.8 Remedies. The rights and remedies of a party set forth herein with respect to failure of the other to comply with the terms of this Agreement (including, without limitation, rights of full or partial termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or in equity.

     12.9 Headings. Headings in this Agreement are included herein for ease of reference only and shall have no legal effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized officers.

                            XOMA CORPORATION

                            By /s/ Steven C. Mendell
                                   Chairman/ CEO

                            PFIZER INC.


                            By /s/William C. Steere
                                  Vice President

                                    EXHIBIT A
                                DEVELOPMENT COSTS

                                    EXHIBIT A
                                DEVELOPMENT COSTS

A.       Direct Research Expense

     Expenses for Subject Products specifically identifiable to a development task. These expenses include:

     1. Direct Labor Salaries and Benefits - Compensation cost per hour for actual hours worked on approved Pfizer projects (supported by time cards.) Examples include:

          Clinical Research Associates
          Technical Writers
          Data Entry
          Research Scientists (e.g. Toxicologist, Pathologist)
             Regulatory Affairs (e.g. Protocol Writing, Validation, Clinical Auditing, PDA Meetings)

     2. Clinical Grants - Hospital expenses for approved studies paid to investigators. (Supported by approved agreements and expense reimbursements.)

     3. Outside Laboratory Testing for approved Pfizer projects (supported by contracts and invoices). Examples include:

                           14 day Primate study
                           Primate retreatment study

     4. Drug Expenses - Actual cost (as defined in Exhibit I of Supply Agreement) of drug distributed to investigators for use in studies.

     5. Scientific Consultants - payments for time and expenses for work done on approved Pfizer projects (supported by invoices). Examples include:

                           Research Grants
                           Outside Analytical Support

     6. Scientific Panels - payments for time and expenses for work on approved Pfizer projects (supported by invoices). Examples include:

                           Infectious Disease Panel
                           Advisory Panel

     7. Other Direct Expenses - directly identifiable to an approved task (supported by invoices or receipts). Examples include:

                           Travel and Entertainment
                           Supplies, printing and duplicating
                           Testing
                           Postage, freight
                                    Routine patent maintenance fees and routine
                           ordinary expenses for outside professional services for preparation of filing of patent applications (uncontested) reasonably allocated to Subject Products.

EXHIBIT A
DEVELOPMENT COSTS
PAGE -2-

B.       Indirect Research Expenses

         Costs incurred in the support of direct research activities for Subject Products but which are not directly identifiable to development tasks. These costs include:

         1. Indirect Labor Salaries and Benefits - Compensation cost for supervisors, managers, clerks and secretaries in support of direct labor. Charges should be supported by time cards or allocated in the same ratio as direct labor for such department or group. Examples include:

                           Clinical Research Department Manager
                           Clinical Research Asst Manager
                           Business Manager
                           Project Manager
                           Secretarial and Clerical support

         2. Scientific Consultants - payments for time and expenses based on a mutually agreeable per cent of charges (supported by invoices and expense reimbursements).

         3. Facilities - Equipment Rental, Depreciation, Utilities, Security and Maintenance costs. Charges to Pfizer projects will be allocated in the same ratio as Direct Labor Hours by department. Machinery or Equipment purchases over $250,000 are subject to Pfizer approval.

         4. Other Indirect Costs - Other expenses in support of Direct Research activities to be allocated in the same ratio as Direct Labor. Examples include:

                           Research materials
                           Supplies
                           Services
                           Assay Validation

         5. Product Liability Insurance - Allocated as a per cent of the total number of patients being treated with drug (supported by invoices and patient count).

                                    EXHIBIT B
                               E5 DEVELOPMENT PLAN

                           "CLINICAL DEVELOPMENT PLAN
                          XOMA E5 ANTIENDOTOXIN MURINE
                              MONOCLONAL ANTIBODY"

INTRODUCTION

Gram-negative sepsis has become a major cause of morbidity and mortality in the United States during the last 30 years. Current incidence in the U.S. is estimated at approximately 200,000 cases per year with a mortality of 20-50%. Clinical studies over the last decade have shown that new developments in antimicrobial therapy have done little to change mortality. The ability to specifically neutralize endotoxin with XOMA's E5 antiendotoxin antibody represents the first major therapeutic advance since the introduction of antibiotics in the 1940's and holds new promise for significant reduction in mortality and morbidity in gram-negative infection.

I.       Overall Development Objectives:

         -        Generate adequate data for a PLA for FDA approval.
         -        [*]
         -        [*]
         -        [*]
         -        [*]
         -        [*]

II.      Tabular Summary of Clinical Studies
                                                                                            Budget - Total Hospital
                                                                                                    Expenses Only

Study No.         Phase        Site                          Objective                           1987     1988     1989
TOTAL
81612-P1A         I            St. Louis Univ.               Safety & Pharmaco                   [*]      [*]      [*]
[*]
                                    kinetics
81612-P2A         II           St. Louis Univ.               Safety & Efficacy                   [*]      [*]      [*]
[*]
81612-P2B         II/III       Multicenter                   Safety & Efficacy                   [*]      [*]      [*]
[*]
A                 II/III       Multicenter                   Safety & Efficacy                   [*]      [*]      [*]
[*]
B                 II/III       Multicenter                   Safety & Efficacy                   [*]      [*]      [*]
[*]
C                 I/II         Multicenter                   Safety & Pharmaco-                  [*]      [*]      [*]
[*]
                                    dynamics
D                 I/II         Multicenter                   Safety & Pharmaco-                  [*]      [*]      [*]
[*]
                                    dynamics
E                 II/III       Multicenter                   Safety & Efficacy                   [*]      [*]      [*][*]

*Completed study funded by XOMA

III.     Individual 1987 Study Descriptions

         Study Number and Name:     81612-P1A:[*]

         Design:                            [*]

         Objective:                         [*]

         Rationale:                         [*]

         Number of Patients:                [*]

         Dosages:                           [*]

         Conclusions:                       [*]

         Estimated Completion:      [*]

Study Number and Name:     81612-P2A:[*]

Design:                             [*]

Objective:                          [*]

Rationale:                          [*]

Number of Patients:                 [*]

Number of Centers:                  [*]

Dosage:                             [*]

Patient Accrual Rate:      [*]

Estimated Start:           [*]

Estimated Completion:      [*]

Study Number and Name:     81612-P2B: [*]

Design:                             [*]

Objective:                          [*]

Rationale:                          [*]

Number of Patients:                 [*]

Number of Centers:                  [*]

Number of Centers to
be Added:                           [*]

Patient Accrual Rate:               [*]

Statistical Plan:                   [*]

Dosages:                            [*]

Estimated Start:                    [*]

Estimated Completion:               [*]

Study Number and Name:     Study A: [*]

Design:                             [*]

Objective:                          [*]

Rationale:                          [*]

Number of Centers
Planned:                            [*]

Patient Accrual Rate:               [*]

Number of Patients:                 [*]

Dosage:                             [*]

Estimated start:                    [*]

Estimated Completion:               [*]

Study Number and Name:     Study B: [*]

Design:                             [*]

Objective:                          [*]

Rationale:                          [*]

Number of Patients:                 [*]

Number of Centers
Planned:                            [*]

Patient Accrual Rate:               [*]

Dosage:                             [*]

Estimated Start:                    [*]

Estimated Completion:               [*]

Study Number and Name:     Study C: [*]

Design:                             [*]

Objective:                          [*]

Rationale:                          [*]

Number of Patients:                 [*]

Number of Centers:                  [*]

Patient Accrual Rate:               [*]

Dosage:                             [*]

Estimated Start:                    [*]

Estimated Completion:               [*]

Study Number and Name:     Study D: [*]

Design:                             [*]

Objective:                          [*]

Rationale:                          [*]

Number of Patients:                 [*]

Number of Centers
Planned:                            [*]

Patient Accrual Rate:               [*]

Dosage:                             [*]

Estimated Start:                    [*]

Estimated Completion:               [*]

Patient Population:                 [*]

Study Number and Name:     Study E: [*]

Design:                             [*]

Objective:                          [*]

Rationale:                          [*]

Number of Patients:                 [*]

Dosage:                             [*]

Number of Centers:                  [*]

Patient Accrual Rate:      [*]

Estimated Start:           [*]

Estimated Completion:      [*]

                                                   1987                1988               1989
PRECLINICAL           Pharm/Safety                 Q1     Q2    Q3     Q4    Q1     Q2    Q3     Q4     Q1    Q2
Q3                    Q4
                      [*]                          [*]
                      Toxicology
                      [*]                          [*]
                      Phase I                      COMPLETE
                      Phase II                     [*]
                      Multicenter                  [*]

CLINICAL              A                            [*]
                      B                            [*]
                      C                            [*]
                      D                            [*]
                      E                            [*]

                              XOMA E5 BUDGET DETAIL
                                 DIRECT EXPENSES

Direct expenses will be billed to Pfizer as the lesser of actual Costs or the following maximums. Status against these maximums will be provided in the quarterly reconciliations.

                                            1987                       1988                      1989
CLINICAL RESEARCH
Labor                                       [*]                        [*]                       [*]
Services                                    [*]                        [*]                       [*]
Supplies                                    [*]                        [*]                       [*]
Travel                                      [*]                        [*]                       [*]
Patents/Legal                               [*]                        [*]                       [*]
TOTAL                                       [*]                        [*]                       [*]

PRECLINICAL
Labor                                       [*]                        [*]                       [*]
Services                                    [*]                        [*]                       [*]
Supplies                                    [*]                        [*]                       [*]
Travel                                      [*]                        [*]                       [*]
TOTAL                                       [*]                        [*]                       [*]

PROCESS DEVELOPMENT
Labor                                       [*]                        [*]                       [*]
Services                                    [*]                        [*]                       [*]
Supplies                                    [*]                        [*]                       [*]
Travel                                      [*]                        [*]                       [*]
TOTAL                                       [*]                        [*]                       [*]

TOTAL DIRECT EXPS                           [*]                        [*]                       [*]

                              XOMA E5 BUDGET DETAIL
                              INDIRECT/G&A OVERHEAD

Indirect/G&A overhead expenses will be billed to Pfizer as the lesser of actual cost or the following annual maximum. Status at these maximums will be provided in the quarterly reconciliation

                                            1987                       1988                      1989
CLINICAL RESEARCH
Consulting                                  [*]                        [*]                       [*]
Indirect Labor/
Supplies/Legal/
Dept Exps                                   [*]                        [*]                       [*]
Regulatory Affairs                          [*]                        [*]                       [*]
Product Liability                           [*]                        [*]                       [*]
TOTAL                                       [*]                        [*]                       [*]

PRECLINICAL RESEARCH
Second Generation                           [*]                        [*]                       [*]
Supplies/Travel                             [*]                        [*]                       [*]
Facilities                                  [*]                        [*]                       [*]
TOTAL                                       [*]                        [*]                       [*]

PROCESS DEVELOPMENT
Supplies/Dept OH                            [*]                        [*]                       [*]
Facilities                                  [*]                        [*]                       [*]
TOTAL                                       [*]                        [*]                       [*]

TOTAL INDIRECT/G&A                          [*]                        [*]                       [*]

                                 TOTAL EXPENSES
                                    1987             1988              1989             Total
CLINICAL                            [*]              [*]               [*]              [*]
PRECLINICAL                         [*]              [*]               [*]              [*]
PROCESS DEV                         [*]              [*]               [*]              [*]4
TOTAL EXPENSES                      [*]              [*]               [*]              [*]

                                                  XOMA CORPORATION
                                                   E5 BUDGET 1987
                                               TOTAL COSTS BY QUARTER
                                                       (000'S)
                                                       4/20/87
                                                     Q1           Q2            Q3           Q4           1987

Preclinical
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PRECLINICAL                                    [*]          [*]           [*]          [*]          [*]

Process Development
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PROCESS DEVELOPMENT                            [*]          [*]           [*]          [*]          [*]

Clinical Research
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
  Patent/Legal                                       [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL CLINICAL RESEARCH                              [*]          [*]           [*]          [*]          [*]

TOTAL PROJECT                                        [*]          [*]           [*]          [*]          [*]

                                                  XOMA CORPORATION
                                                   E5 BUDGET 1988
                                                 TOTAL COSTS BY QTR
                                                       (000'S)
                                                       4/20/87
                                                     Q1           Q2            Q3           Q4           TOTAL
Preclinical
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PRECLINICAL                                    [*]          [*]           [*]          [*]          [*]

Process Development
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PROCESS DEVELOPMENT                            [*]          [*]           [*]          [*]          [*]

Clinical Research
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
  Patent/Legal                                       [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL CLINICAL RESEARCH                              [*]          [*]           [*]          [*]          [*]

TOTAL PROJECT                                        [*]          [*]           [*]          [*]          [*]

                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                                   E5 BUDGET 1989
                                               TOTAL COSTS BY QUARTER
                                                       (000'S)
                                                       4/20/87
                                                     Q1           Q2            Q3           Q4           1989
Preclinical
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PRECLINICAL                                    [*]          [*]           [*]          [*]          [*]

Process Development
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PROCESS DEVELOPMENT                            [*]          [*]           [*]          [*]          [*]

Clinical Research
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
  Patent/Legal                                       [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL CLINICAL RESEARCH                              [*]          [*]           [*]          [*]          [*]

TOTAL PROJECT                                        [*]          [*]           [*]          [*]          [*]

                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                                   E5 BUDGET 1987
                                              TOTAL COSTS BY BENCHMARK
                                                       (000'S)
                                                       4/20/87
                                                     [*]          [*]           [*]          [*]          [*]
Preclinical
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PRECLINICAL                                    [*]          [*]           [*]          [*]          [*]

Process Development
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PROCESS DEVELOPMENT                            [*]          [*]           [*]          [*]          [*]

Clinical Research
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
  Patent/Legal                                       [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL CLINICAL RESEARCH                              [*]          [*]           [*]          [*]          [*]

TOTAL PROJECT                                        [*]          [*]           [*]          [*]          [*]

                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                                   E5 BUDGET 1988
                                              TOTAL COSTS BY BENCHMARK
                                                       (000'S)
                                                       4/20/87
                                                     [*]          [*]           [*]          [*]          [*]
Preclinical
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PRECLINICAL                                    [*]          [*]           [*]          [*]          [*]

Process Development
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PROCESS DEVELOPMENT                            [*]          [*]           [*]          [*]          [*]

Clinical Research
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
  Patent/Legal                                       [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL CLINICAL RESEARCH                              [*]          [*]           [*]          [*]          [*]

TOTAL PROJECT                                        [*]          [*]           [*]          [*]          [*]

                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                                   E5 BUDGET 1989
                                              TOTAL COSTS BY BENCHMARK
                                                       (000'S)
                                                       4/20/87
                                                     [*]          [*]           [*]          [*]          [*]
Clinical Research:
  Labor                                              [*]          [*]           [*]          [*]          [*]
  Services                                           [*]          [*]           [*]          [*]          [*]
  Supplies                                           [*]          [*]           [*]          [*]          [*]
  Travel                                             [*]          [*]           [*]          [*]          [*]
    Total Direct Expense                             [*]          [*]           [*]          [*]          [*]
    Indirect R&D Expense                             [*]          [*]           [*]          [*]          [*]
    G & A Overhead                                   [*]          [*]           [*]          [*]          [*]
TOTAL PRECLINICAL                                    [*]          [*]           [*]          [*]          [*]

TOTAL PROJECT                                        [*]          [*]           [*]          [*]          [*]



                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1987 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87

Clinical Research Detail:
         Labor -           St. Louis Study                    [*]
                           Multi Center Study                 [*]
                           Multicenter Study                  [*]

                           Sites/CRA                          [*]

                           CRA's Needed                       [*]
                             Salary                           [*]
                             Fringes                          [*]
                                                              [*]                                [*]

                                                              [*]
         Protocol Writer   [*]
         Data Input        [*]

                           Salary & Fringes                                                      [*]

Assay Validation, Documentation
                           Salary                             [*]
                           Fringes                            [*]                                [*]

Total Labor                                                                                      [*]

Services - St. Louis Study
                           Services                           [*]
                           Pharmacy                           [*]
                           Labs                               [*]
                                                              [*]
                                                              [*]                                [*]

                                                              Evaluable                          Non-Evaluable
Multicenter Study
         Business Agreements                                  [*]               [*]
         Endotoxin Levels
         Anti-Murine Levels                                   [*]               [*]
         Compliment Levels
         Misc.
                                                              [*]               [*]
         Patients                                             [*]               [*]              [*]


Multicenter Equivalency Study                                 [*]                                [*]
         Patients                                             [*]               [*]              [*]



                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1987 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87

                        Advisory Panel - [*] Individuals x [*] Meetings = [*]
Meeting Equiv.

                                                                                [*] Travel, Etc/Meeting
                                                                                [*] Compensation Meeting

[*]

                                                    E5 Time Spent
R. Greenberg Consulting                                                         [*]
L. Young Endotoxin Binding                                                      [*]
Infectious Disease Panel                                                        [*]

[*]
         Total Services
[*]

Supplies                                                                        [*]

         Drug Expenses - St. Louis  [*]

         Multicenter Efficacy
           QTR 1                                                                [*]
           QTR 2                                                                [*]
           QTR 3  [*]                                                           [*]
           QTR 4  [*]                                                           [*]
         Multicenter Equiv.

Total Supplies
[*]

Travel - Clinical Research Budget                                                                E5
                                                              Budget            E5%              Total
         Septic Shock Travel by CRA's                         [*]               [*]              [*]
         Dept. Mgr. Travel                                    [*]               [*]              [*]
         L. Rosendorf Travel                                  [*]               [*]              [*]

         Total Travel
[*]

Patent/Legal Fees
[*]


                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1987 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87

Indirect R&D Expense

         L. Young Consulting                                                                              [*]
         L. Young Contract Grant                                                                          [*]

Clinical Research Budget:

         [*]

         Total R&D Expense                                                                                [*]

G & A Overhead

         Product Liability Insurance:

         U.S. Premiums     [*]

         Patients/Quarter: 1st      2nd     3rd      4th      Total

           E5                               [*]      [*]      [*]      [*]      [*]
           Other Septic Shock[*]    [*]     [*]      [*]      [*]
           [*]                      [*]     [*]      [*]      [*]      [*]
           [*]                      [*]     [*]      [*]      [*]      [*]
                  Total                                                         [*]
                  %E5                                                           [*]

         Premium Costs              [*]     [*]                        [*]

                  Total G & A Overhead                                                                    [*]
                  Total Clinical Research                                                                 [*]



                                  CONFIDENTIAL
                                XOMA CORPORATION
                           1987 BACK-UP BUDGET DETAIL
                                     (000'S)
                                    (4/20/87)

[*]

     Labor: Estimate of time required to accomplish toxicology studies and assay development.

            % Time on E5 Milestones

[*]

                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1987 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87


[*]:

         Labor:  Tech Development              [*]
                 Process Development           [*]
                 Analytical Biochemistry       [*]
                 In-Vitro                      [*]
                 Pilot Plant                                           [*]

Indirect:
         Supplies, Travel, [*]
         Facilities        [*]
                                                                       [*]
Total Process Development                      [*]

                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1988 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87

Clinical Research Detail:

         Labor - Multicenter Equivalency                               [*]
         Documented Sepsis [*]
         Neutropenic       [*]
         Extended Administration                                       [*]
                                                                       [*]
         Sites/CRA                                                     [*]
         CRA's Needed      [*]                                                          [*]
         Protocol Writer/Data Input                                                                       [*]
         Assay Validation                                                               [*]
Total Labor                                                                                               [*]

Services:                                                              Evaluable          Non-Evaluable
         [*]                                                           [*]                [*]



                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1988 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87


Supplies:         Drug Expenses             QTR 1  [*]
                                                     QTR 2  [*]
                                                     QTR 3  [*]
                                                     QTR 4  [*]                                  [*]
Travel                                                                                           [*]
Legal/Patent                                                                                     [*]

Indirect R&D Expenses:
         L. Young Consulting & Contract                                [*]
         Clinical Research Budget                                               [*]
         Business Mgr. x [*]E5 Portion                                          [*]
         Project Mgr. & Support x [*] E5 Portion                       [*]
         Patent Control, Etc.                                                   [*]
         Assay Validation Overhead                                     [*]
         Regulatory Affairs x [*]                                               [*]
                                                                                                 [*]
G & A Overhead:
         Liability Insurance:
         U.S. Premiums              [*]
                                            [*]

Patients/Quarter           1st      2nd     3rd      4th      Total
         E5                                 [*]      [*]      [*]      [*]      [*]
         Other Septic Shock         [*]     [*]      [*]      [*]      [*]
         [*]                                [*]      [*]      [*]      [*]      [*]
         [*]                                [*]      [*]      [*]      [*]      [*]

                  Total                                                [*]
                  E5%                                                           [*]

Premium Costs                                                          [*]
         E5%                                                                    [*]

Total G & A Overhead                                                                    [*]

Total Clinical Research                                                                 [*]




                                  CONFIDENTIAL
                                XOMA CORPORATION
                           1988 BACK-UP BUDGET DETAIL
                                     (000'S)
                                     4/20/87

Process Development Detail:

         Labor:   [*]
                           [*]

Supplies                                    [*]

Travel                                      [*]

Indirect R & D Expense:
         Facilities                         [*]
         Dept. Overhead                     [*]                          [*]

Total Process Development                   [*]

                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1988 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87


Preclinical Detail:

         Labor:                     Finalize assays and primate retreatment work.
                                    Toxicology/Assay                   [*]                       [*]

         Services:                  Consultants                                                  [*]

Indirect R & D Expense:

         Second Generation [*]      [*]
         Toxicology/Assay Supplies, etc.                               [*]
         Toxicology/Assay Facilities                                   [*]
                                                                                                 [*]
Total Preclinical                                                                                [*]




                                                    CONFIDENTIAL
                                                  XOMA CORPORATION
                                             1989 BACK-UP BUDGET DETAIL
                                                       (000'S)
                                                       4/20/87


Clinical Research Detail:

         Labor             [*]                       [*]
                           [*]                       [*]
                                                     [*]
         Sites/CRA                                   [*]
         CRA's Needed      [*]                       [*]
         Data Input                                  [*]
Total Labor                                                                                               [*]

Services:                                            Evaluable                          Non-Evaluable
                                                     [*]                                [*]

[*]
[*]

Supplies:                  Drug Expenses    [*]

Travel:                    CRA                                                                            [*]

Indirect                   Research Expenses:                                                             [*]
                           Clinical Research Budget                                                       [*]
                           Regulatory Affairs/Proj. Mgr./Etc.                                             [*]

G & A Overhead:

         Liability Insurance [*]w/Drug                                                                    [*]
                           Total Clinical Research                                                        [*]




                                XOMA CORPORATION

                     1987 Preclinical Development Plan - E5
                                 April 20, 1987

[*]

         Labor                                       [*]
         Services & Overhead                         [*]
         Toxicology Studies                          [*]
         Drug & Supplies                    [*]

         TOTAL                                       [*]

                                XOMA CORPORATION
                      1988 PRE-CLINICAL DEVELOPMENT PLAN E5
                                 APRIL 20, 1987

[*]
[*]
         Labor                      [*]
         Services                   [*]
         Indirect R&D               [*]
                                            [*]

                           E5 PROCESS DEVELOPMENT PLAN
                                FEBRUARY 23, 1987

PHASE I BENCHMARKS [*]:                                           COMPLETION
         [*]

PHASE II BENCHMARKS [*]
         [*]

PHASE III [*]:
         [*]

                                XOMA CORPORATION
                           E5 PROCESS DEVELOPMENT PLAN
                                 APRIL 20, 1987

PHASE I BENCHMARKS [*]:                                           COMPLETION
         [*]

PHASE II BENCHMARKS [*]:
         [*]

COSTS [*]:

         Labor & Fringes            [*]
         Supplies                           [*]
         Indirect R&D Expense       [*]
                                                     [*]

PHASE III [*]:

[*]

COSTS

         Labor & Fringes            [*]
         Supplies                           [*]
         Travel                             [*]
         Indirect R&D                       [*]

                                          Development Costs for E5 Product
                                       January 1, 1987 through March 31, 1987:
                                                         [*]

                                    EXHIBIT C
                                     PATENTS

I                           II                             III

US 06/855,878 (2)         US 06/781,242 (1)            US 06/855,878 (2)



                                                           (Plus
                                                           foreign
                                                           filings
                                                           listed
                                                           under
                                                           Col
                                                           I)
AUSTRALIA 63236/86          US 06/855,878 (2)            US 07/036,766 (3)
CANADA 519,066              U.S. 07/036,766 (3)
EUROPE 86306420.0
  (10 EPO Countries)
IRELAND 2546/86
ISRAEL 79719
JAPAN 229481/86
KOREA 8128/86
NEW ZEALAND 217283
PHILLIPINES 34297
SOUTH AFRICA 86/7342
SPAIN 8602198
U.S. 07/036,766 (3)

(1) Filing Date 9/27/84
(2) Filing Date 4/24/86
(3) Filing Date 4/10/87

                                LICENSE AGREEMENT

     AGREEMENT, dated as of June 9, 1987, between Xoma Corporation ("Xoma"), a Delaware corporation having offices at 2910 Seventh Street, Berkeley, California 94710, and Pfizer Inc. ("Pfizer"), a Delaware corporation having offices at 235 East 42nd Street, New York, New York 10017.

     WHEREAS, Xoma and Pfizer have entered into a Research, Development and Option Agreement ("R&D Agreement") of even date herewith relating to the development of certain monoclonal antibody products; and

     WHEREAS, the R&D Agreement contemplates the granting by Xoma to Pfizer of certain licenses under Xoma patents and technical information.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein Pfizer and Xoma hereby agree as follows:

                           SECTION 1.00 - DEFINITIONS

     For the purpose of this Agreement the following definitions shall be applicable:

     1.01 "Affiliate" shall mean (a) any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital by a party to this Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control of, to the extent of fifty percent (50%) or more of voting power (or otherwise having power to control its general activities), a party to this Agreement, but in each case only for so long as such ownership or control shall continue.

     1.02 "Combination Products" shall mean products which include any Licensed Product and one or more other active ingredients.

     1.03 "Fiscal Year" shall mean (a) with respect to Pfizer's business operations in the United States, each 12-month period beginning January 1 and ending on the following December 31, or

(b) with respect to Pfizer's business operations outside the United States, each 12-month period beginning December 1 and ending on the following November 30.

     1.04 "Licensed Patents" shall mean (i) all patents listed in Appendix I, annexed hereto and made a part hereof, and any patents which may issue from the applications listed on Appendix I, in each case together with any divisionals, continuations, continuations-in-part, reissues, patents of addition and extensions thereof, and (ii) to the extent of Xoma's interest therein, all other patents and applications in the Territory (as hereinafter defined) now owned or controlled by, or licensed to, or hereafter during the term of this Agreement owned or controlled by, or licensed to, Xoma or any of its Affiliates, in each case relating to the Products or methods of use or manufacturing processes for the Products, together with any divisionals, continuations, continuations-in-part, reissues, patents of additions and extensions thereof.

     1.05 "Licensed Product" shall mean any Product, the manufacture, use or sale of which would, in the absence of a license, infringe any of the Licensed Patents or which utilizes Technical Information.

     1.06 "Net Sales" shall mean, with respect to each Licensed Product, gross sales of Licensed Product sold by Pfizer, its Affiliates and sublicensees to third parties, less the total of (a) to the extent included in gross sales, ordinary and customary trade discounts actually allowed, (b) to the extent included in gross sales, excise taxes, other consumption taxes, customs duty and compulsory payments to governmental authorities actually paid or deducted to the extent relating to sales of Licensed Products, and (c) amounts equivalent to 5% of said gross sales as an allowance for all other discounts and expenses.

     1.07 "Payment Computation Period" shall mean (a) with respect to Pfizer's business operations in the United States, each three (3) month period, or any portion thereof, ending on the last day of March, June, September and December of a given year, or (b) with respect to Pfizer's business operations outside the United States, each three (3) month period, or any portion thereof, ending on the last day of February, May, August or November of a given year.

     1.08 "Production Margin" shall mean with respect to each Licensed Product the difference between Net Sales and Product Cost for such Licensed Product.

     1.09 "Product Cost" shall mean Pfizer's standard cost for purified active bulk of Licensed Product, such standard cost determined according to Pfizer's accounting standards which shall be in conformity with generally accepted accounting principles consistently applied (and as described, in part, in a letter from Pfizer to Xoma dated May 5, 1987). It is understood that during any Payment Computation Period in which Pfizer is purchasing from Xoma 100% of Pfizer's requirements pursuant to the Supply Agreement, such standard cost shall be the price paid by Pfizer to Xoma for purified active bulk supplied by Xoma thereunder. In addition such standard cost shall be the standard cost of Pfizer or its Affiliate, as the case may be, which first produces or purchases said purified active bulk.

     1.10 "Products" shall mean (i) any product, now or hereafter developed by Xoma, which is produced (or susceptible of being produced) from or incorporates any antibody (including Fragments thereof as hereinafter defined) secreted from the E5 Cell Line (as hereinafter defined) or any other cell line capable of producing said antibody, or which product is chemically, organically, biologically or synthetically derived from or based upon any such antibody, in each case either alone or in combination with any other therapeutic agent. For purposes of this Section 1.10, the term "Fragments" shall mean any part or parts of any said antibody chemically, biologically or organically obtained from said antibody, or synthetically produced, and which mimics the biological behavior of said antibody. For purposes of this Section 1.10, the term "E5 Cell Line" shall mean the cell line described as a murine hybridoma as identified by American Type Culture Collection No. HB 9081 and mutants and genetically manipulated variants thereof; and (ii) any Other Antibody Product, as defined in the R&D Agreement, for which Pfizer hereafter exercises its option under Section 4.1 thereof -- with respect to the foregoing clauses (i) and (ii), in each case together with all pharmaceutical compositions and dosage units thereof.

     1.11 "Security Agreement" shall mean the agreement so named referred to in
Section 11.09 hereof.

     1.12 "Selected Countries" shall mean Japan, United Kingdom, France, Federal Republic of Germany and Italy.

     1.13 "Septic Shock" shall mean endotoxin mediated complications of gram negative bacterial sepsis.

     1.14 "Supply Agreement" shall mean the agreement so named of even date herewith between Pfizer and Xoma.

         1.15 "Technical Information" shall mean all of Xoma's trade secrets, information, and know-how, now owned, licensed or controlled by Xoma or its Affiliates or hereafter acquired, developed, owned, licensed or controlled by Xoma or any of its Affiliates (to the extent of Xoma or its Affiliates rights) during the term of this Agreement, in each case with respect to (i) the medical, clinical, toxicological or other scientific data or information relating to the Products (including, without limitation, pre-clinical and trial data, notes, reports, models, and samples) and (ii) the manufacture, production, and purification procedures and processes, as well as analytical methodology, used in the testing, assaying, analysis, production, and packaging of the Products. Technical Information shall also include: (i) Xoma's actual cell lines and other biological materials and substances for any of the Products and (ii) Xoma's other information and non-patent proprietary rights (to the extent not already included in this definition of Technical Information) with respect to the Products. Any of the foregoing which Xoma in good faith is contractually prohibited from disclosing to third parties shall not be included within the definition of Technical Information.

     1.16 "Territory" shall mean Territory A and Territory B. "Territory A" shall mean the United States of America, its territories and possessions, and "Territory B" shall mean all countries of the world except for Territory A.

     1.17 "University of California License" shall mean the License Agreement for Monoclonal Antibodies to Gram Negative Sepsis-Related Bacteria and Human Diagnostics and Therapeutics Derived Therefrom, effective September 3, 1986, between Xoma and The Regents of the University of California.

                  SECTION 2.00 - GRANT AND RELEASE OF LICENSES

     2.01 Subject to the terms hereunder, Xoma hereby grants to Pfizer, and Pfizer hereby accepts: (a) except with respect to Xoma's rights under the University of California License, an exclusive license under the Licensed Patents to make, have made, use and sell Licensed Products for human and animal therapeutic and/or prophylactic use; (b) except with respect to Xoma's rights under the University of California License, an exclusive license to use in the Territory all Technical Information in connection with the manufacture, use and sale of Licensed Products for human and animal therapeutic and/or prophylactic use; and (c) with respect to the University of California License, an exclusive sublicense of all rights and licenses granted to Xoma under the University of California License with respect to the Licensed Products for human and animal therapeutic and/or prophylactic use in the Territory. Each of the foregoing licenses or sublicenses includes the right by Pfizer to grant sublicenses.

     2.02 Notwithstanding the provisions of Section 2.01 hereof, Xoma retains for itself with respect to Licensed Products those rights to Licensed Patents and Technical Information which it had immediately prior to the execution of this Agreement to the extent necessary to perform, and solely for the purpose of performing, its obligations to supply Licensed Products under the Supply Agreement so long as such agreement remains in effect.

     2.03 At any time Pfizer shall have the right, at Pfizer's sole discretion upon 60 days' prior notice to Xoma, to release all licenses granted herein with respect to Territory A or all countries in Territory B, as Pfizer may elect.

     2.04 Within three (3) months after the completion by Xoma of the clinical studies pursuant to protocol no. 81612-P2B and the submission to Pfizer of the final report thereon, Pfizer shall notify Xoma whether Pfizer intends to pursue health registration in at least three Selected Countries other than Japan for such Licensed Product under said protocol. If Pfizer does not intend to pursue such registration, Pfizer shall promptly terminate its rights hereunder with respect to such Licensed Product for all countries in Territory B, except for Japan. If Pfizer shall not terminate its rights as aforesaid, Pfizer shall diligently pursue in good faith the registration of said Licensed Product in at least three Selected Countries (other than Japan).

     2.05 Within six (6) months after the completion by Xoma of the clinical studies pursuant to protocol no. 81612-P2B and the submission to Pfizer of the final report thereon, Pfizer shall notify Xoma whether Pfizer intends to pursue health registration in Japan for such Licensed Product under said protocol. If Pfizer does not intend to pursue such registration, Pfizer shall promptly terminate its rights hereunder with respect to such Licensed Product for Japan. If Pfizer shall not terminate its rights as aforesaid, Pfizer shall diligently pursue in good faith the registration of such Licensed Product in Japan.

     2.06 In the event a Product described in Section 1.10, clause (i) shall no longer be a Subject Product under the terms of the R&D Agreement as a result of the provisions of the penultimate sentence of Section 6.1 of the R&D Agreement, and an Other Antibody Product (as defined in the R&D Agreement) shall become the initial Subject Product for purposes of Section 6.2 thereof, the provisions of Sections 2.04 and 2.05 hereof shall become applicable to the first such Other Antibody Product, provided the protocol referred to in Sections 2.04 and 2.05 hereof shall be the appropriate protocol for such Other Antibody Product, which protocol shall be for a multi-center study similar in scope and size to protocol no. 81612-P2B and designed to obtain sufficient safety and efficacy data for the submission of a Product License Application to FDA.

                      SECTION 3.00 - ROYALTIES AND PAYMENTS

     3.01 In consideration of the licenses granted to Pfizer under Section 2.01 hereof, Pfizer shall pay to Xoma royalties based on the aggregate Production Margin during each Fiscal Year for each Licensed Product. For purposes of determining royalties, the E5 Product, J5D4, and PCB5 (as defined or described in the Research and Development Agreement) as well as Combination Products of each shall each be considered as separate Licensed Products. Royalties shall be computed (a) separately for each Fiscal Year for each Licensed Product based on the aggregate Production Margin thereof, (b) separately with respect to Net Sales in Territory A and Territory B, and (c) with a different royalty rate applicable to different increments of Production Margin for each such Licensed Product.

Aggregate Production Margin for
Net Sales in Territory A
for Each Fiscal Year                                        Rate

[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]

Aggregate Production Margin For
Net Sales in Territory B For
Each Fiscal Year                                            Rate
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]

Example: Aggregate Product Margin for Net Sales in U.S.A. (Territory A) for Fiscal Year [*] for E5 and [*] for J5D4 antibody. Royalties for U.S.A. sales of E5 as follows:

E5 Product Margin                           Rate            Amount of Royalty
                                                            ($ millions)
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
                                                            [*]

         A similar separate computation would be made for J5D4 aggregate Production Margin for Net Sales in the U.S.A., and similar separate computations would be made for E5 and J5D4 for aggregate Production Margin of each for Net Sales in Territory B for each Fiscal Year.

     In the event Pfizer shall be selling a Combination Product containing one or more other active ingredients which are not Licensed Products, then aggregate Production Margin for such Combination Product shall be determined as follows:
(a) Net Sales for the Combination Product shall be determined as set forth in
Section 1.06 hereof; (b) Product Cost shall not be determined as provided in
Section 1.09 hereof, but rather shall be Pfizer's standard cost for the Combination Product in finished packaged dosage form (determined according to Pfizer's accounting standards which shall be in conformity with generally accepted accounting principles), and (c) such Product Cost shall be subtracted from such Net Sales of such Combination Product and the resulting difference shall then be divided by one-half (1/2) which amount shall be the Production Margin for such Combination Product for royalty purposes hereunder.

     Notwithstanding to the contrary the provisions of the immediately preceding paragraph, if any Combination Product being sold by Pfizer contains, in addition to a Licensed Product, another active ingredient which, as a single entity agent, is being sold as a non-prescription (over-the-counter) drug in the United States, then the immediately preceding paragraph shall not be applicable, and Production Margin for such Combination Product shall be determined for each country as hereinafter provided. In the event Pfizer or its Affiliates is currently selling in such country the Licensed Product (contained in such Combination Product) as a single entity, "Net Sales" of such Combination Product for such country for any Payment Computation Period shall be computed as follows: aggregate net sales during such period of the Licensed Product as a single entity (determined in accordance with Section 1.06 hereof) shall be divided by the aggregate number of grams of Licensed Product contained therein, and the result thereof shall be multiplied by the aggregate number of grams of Licensed Product contained in the Combination Product sold in such country during such Payment Computation Period. In the event Pfizer or its Affiliates is not currently selling in a country the Licensed Product as a single entity, "Net Sales" of such Combination Product for such country shall be computed as follows: aggregate net sales of the Combination Product (determined in accordance with Section 1.06 hereof) shall be multiplied by a fraction, the numerator being Pfizer's cost of the Licensed Product in such Combination Product and the
                                      -8-

denominator being Pfizer's total cost of all active ingredients in such Combination Product. Cost shall be based on Pfizer's accounting procedures which are in accordance with generally accepted accounting practices. To determine aggregate Production Margin for such Combination Product, Product Cost for the Licensed Product contained in such Combination Product shall be determined as provided in Section 1.09 hereof and Net Sales for such Combination Product shall be determined as provided above. Royalties on aggregate Production Margin for such Combination Product shall then be computed for Net Sales in Territory A and Territory B at the respective rates provided above.

     3.02 The period of time royalties under Section 3.01 shall be payable shall be determined on a country-by-country basis and on a Licensed Product-by-Licensed Product basis and shall be for the longer of (a) fifteen
(15) years after first commercial sale after regulatory approval in such country of the respective Licensed Product by Pfizer, its Affiliates or sublicensees, or
(b) until the last to expire of the Licensed Patents in such country which includes claims directed toward a composition of matter, method of use, or pharmaceutical dosage form for the particular Licensed Product sold, and, thereafter, in the case of clause (a) or clause (b) Pfizer's license hereunder with respect to Technical Information for such Licensed Product shall be a fully paid-up license. Notwithstanding to the contrary any provision of Section 3.01, in the event the Licensed Product sold by Pfizer in any particular country shall not infringe any claim of any Licensed Patent in force in such country with claims directed toward a composition of matter, method of use, or pharmaceutical dosage form, then the royalty rates specified in Section 3.01 with respect to Product Margin for Net Sales of such Licensed Product in such country shall each be reduced by [*] to reflect the value to Pfizer of the Technical Information for such Licensed Product.

     3.03 During each Fiscal Year, commencing with the first complete Fiscal Year after the first commercial sale of the first Licensed Product sold in Territory A, and so long as Licensed Patents covering at least one of the Licensed Products sold therein shall be in effect in Territory A with claims directed toward a composition of matter, method of use, or pharmaceutical dosage form, Pfizer shall pay to Xoma minimum annual royalties under Section 3.01 with respect to aggregate Net Sales of all Licensed Products in Territory A as follows:

First Fiscal Year                           [*]
Second Fiscal Year                          [*]
Third through fifth Fiscal Year             [*]
Sixth and subsequent Fiscal Years           [*]

In addition, during each Fiscal Year, commencing with the first complete Fiscal Year after the first commercial sale of the first Licensed Product sold in three of the Selected Countries, and so long as Licensed Patents covering at least one of the Licensed Products sold therein shall be in effect in such three Selected Countries with claims directed toward a composition of matter, method of use, or pharmaceutical dosage form, Pfizer shall pay Xoma minimum annual royalties under
Section 3.01 with respect to aggregate Net Sales of all Licensed Products in Territory B as follows:

         First Fiscal Year                  [*]
         Second Fiscal Year                 [*]
         Third through fifth Fiscal Year    [*]
         Sixth and Subsequent Fiscal Years  [*]

In the event royalties actually paid under Section 3.01 hereof for any Fiscal Year shall be less than the required minimum royalty for Territory A or Territory B, as the case may be, Pfizer, within sixty (60) days after the end of each Fiscal Year, shall pay such amounts to Xoma as necessary to insure that the total of said royalties actually paid by Pfizer shall be not less than the applicable minimum royalty.

     Notwithstanding to the contrary the foregoing, Pfizer shall not be required to make minimum royalty payments and shall have no obligations under this
Section 3.03 (a) during such period of time Xoma shall fail for any reason, including force majeure, to supply Pfizer with Products pursuant to the terms of the Supply Agreement (provided in such case minimum royalty obligations shall be reduced pro rata), or (b) for one complete Fiscal Year after the effective date of any termination by Xoma of the Supply Agreement or (c) for one complete Fiscal Year after the effective date of any termination of the Supply Agreement by Pfizer as a result of the breach or default thereof by Xoma.

     3.04 Pfizer will in good faith commercialize Licensed Products in the Territory in a manner to maximize commercial benefit of each Licensed Product and consistent with the best interests of both Xoma and Pfizer.

                   SECTION 4.00 - PAYMENT PROCEDURES, REPORTS,
                            RECORDS, TAXES, AUDITING

     4.01 Sales among Pfizer, its Affiliates and sublicensees shall not be subject to royalties under Section 3.00 hereof but in such cases royalties shall be calculated upon Production Margin using Pfizer's or its Affiliates' or sublicensees' Net

Sales to an independent third party. Notwithstanding to the contrary any other provisions of this Agreement, Pfizer shall be responsible for payment of any royalties accrued on sales of Licensed Products to such independent third party through Pfizer's Affiliates or sublicensees.

     4.02 Pfizer shall pay to Xoma royalties on Production Margin for Net Sales during each Payment Computation Period within sixty (60) days after the end of each such Payment Computation Period, and each payment shall be accompanied by a report identifying the Licensed Product, the Net Sales, Production Cost, Production Margin and the royalties payable Xoma, as well as computation thereof.

     4.03 Payments shall be made in United States Dollars and shall be remitted to Xoma at its address first specified above. Royalties shall be paid by the company actually making the sale giving rise to the payment obligation. Such payments shall be subject to applicable law and regulations existing at the place of remittance (namely, the location of the company actually making the sale giving rise to the payment obligation). Net Sales shall first be determined in the currency in which such Licensed Products were sold and shall then be converted into the equivalent amount of United States Dollars at (a) the official closing rate two business days prior to the date of payment hereunder, as established by the central bank or exchange control authorities in each such country; or (b) if no such official rate is available or if conversion pursuant to such official rate cannot be effectuated by the company making the sale giving rise to the payment obligation, then at the closing rate two business days prior to the date of payment hereunder, established by a leading commercial bank (selected by Pfizer) in the relevant country; or (c) if such official or commercial bank rates are not available, or if conversion pursuant to the provisions of clauses (a) or (b) hereof cannot be effectuated, then at the closing rate two business days prior to the date of payment her under as established by Chase Manhattan Bank, N.A., New York, New York.

     4.04 Any taxes required to be paid or withheld by Pfizer or its Affiliates on account of amounts payable to Xoma under this Agreement shall be deducted from the amounts due hereunder at the rates specified by applicable law. In addition, Pfizer shall provide promptly to Xoma receipts from the government or taxing authority evidencing payment of such taxes.

     4.05 Pfizer shall keep full and accurate books and records setting forth gross sales, Net Sales, Product Cost, Production Margin and amounts payable to Xoma hereunder. Xoma shall have the right, at its own expense, during the term of this Agreement (but not later than five (5) years following the rendering of any such reports, accountings and payments) and for one (1) year thereafter, to have an independent public accountant, reasonably acceptable to Pfizer, examine the relevant financial books and records of account of Pfizer at normal business hours, upon reasonable demand, to determine or verify such reports, accounting and payments. If errors of five percent (5%) or more in Xoma's favor are discovered as a result of such examination, Pfizer shall reimburse Xoma for the expense of such examination. As a condition to such examination, the independent public accountant selected by Xoma shall execute a written agreement, reasonably satisfactory in form and substance to Pfizer, to maintain in confidence all information obtained during the course of any such examination except for disclosure to Xoma as necessary for the above purpose. The opinion of such independent public accountant regarding such reports accounting and payments shall be binding on the parties hereto.

     4.06 If at any time conditions or legal restrictions exist which conditions or restrictions prevent the prompt remittance of the royalties due hereunder, or if conversion into United States Dollars pursuant to the provisions of Section
4.03 hereof cannot be effectuated, the parties shall cooperate fully with each other and make reasonable efforts to permit such remittance; if such efforts shall be unsuccessful, Pfizer shall make such payments to Xoma within a reasonable period of time.

          SECTION 5.00 - DISCLOSURE OF INFORMATION AND CONFIDENTIALITY

     5.01 Subject to the provisions of Section 5.4 of the R&D Agreement, periodically during the term of this Agreement and at any time upon the reasonable written request of Pfizer, Xoma shall disclose to Pfizer in confidence, pursuant to Section 5.02 hereof, all Technical Information not heretofore disclosed to Pfizer. Nothing however shall be deemed to require Xoma to disclose to Pfizer any Technical Information which Xoma is, in good faith, contractually prohibited from disclosing to third parties. All Technical Information heretofore disclosed by Xoma to Pfizer shall be deemed to have been disclosed pursuant to this Agreement and shall be subject to the provisions of this Agreement, including but not limited to Section 5.02 hereof.

     5.02 Pfizer and its Affiliates shall keep confidential and not use, except as provided herein, in the R&D Agreement, Supply Agreement (if in effect), or as contemplated in the Security Agreement, all Technical Information supplied in writing by Xoma during the term of this Agreement and for ten

(10) years after termination or expiration hereof; provided, however, that the foregoing obligations of confidentiality and non-use shall not apply to the extent that any Technical Information is demonstrated by written records to be
(a) already known to Pfizer or its Affiliates at the time of disclosure hereunder or is hereafter developed by Pfizer or its Affiliates in the course of work entirely independent of any disclosure hereunder; or (b) publicly known prior to or after disclosure hereunder other than through acts or omissions of Pfizer or its Affiliates; or (c) disclosed in good faith to Pfizer or its Affiliates under a reasonable claim of right of which Pfizer is not aware of any dispute; or (d) disclosed to third parties by Pfizer under a secrecy agreement with essentially the same confidentiality provisions provided herein in connection with the exercise of its rights under this Agreement, the R&D Agreement, or the Supply Agreement (if in effect); or (e) disclosed by Pfizer in connection with the exercise of its rights under the Security Agreement. Notwithstanding to the contrary the foregoing, so long as Xoma shall be supplying Pfizer with Products pursuant to the terms of the Supply Agreement, prior to any disclosure of Technical Information regarding manufacturing or production under circumstances described in the foregoing clause (d), Pfizer shall notify Xoma of its proposed disclosure and shall not make any such disclosure to any company as to which Xoma reasonably advises Pfizer, within 60 days of such notification, that there exists, in the reasonable business judgment of Xoma, a substantial question as to whether such company can be expected to comply with the provisions of such aforementioned secrecy agreement relating to the confidential treatment of and restrictions as to the use of the Technical Information. In addition, disclosure may be made (i) to governmental agencies to the extent required or desirable to secure governmental approval for marketing of any Licensed Product and (ii) to pre-clinical and clinical investigators where necessary or desirable for their information to the extent normal and usual in the custom of the trade and under a secrecy agreement with essentially the same confidentiality provisions contained herein. Nothing herein shall be construed to limit the right of clinical investigators from publishing the results of their studies.

     5.03 During the term of this Agreement Xoma shall keep confidential and not disclose to others or use for any purpose, other than as authorized herein, any Technical Information or any know-how, data and information directed to the Products disclosed by Pfizer hereunder; provided, however, the foregoing obligations of confidentiality and non-use shall not apply to the extent that such Technical Information, know-how, data and information is: (a) solely with respect to know-how, data or information disclosed to Xoma by Pfizer already known to Xoma at the time of disclosure hereunder; or (b) publicly known prior to or after disclosure hereunder other than through acts or omissions of Xoma or its employees; or (c) disclosed in good faith to Xoma by a third party under a reasonable claim of right; or (d) disclosed by Xoma to third parties under a secrecy agreement with essentially the same confidentiality provisions provided herein with respect to any Product in any Territory or country after such time as Pfizer has surrendered the licenses granted hereunder pursuant to Section 2.00 hereof with respect to such Territory or countries. In addition, disclosure may be made by Xoma to third parties in order to fulfill Xoma's obligations under this Agreement, the Supply Agreement or the R&D Agreement, provided that any such disclosure shall be under a secrecy agreement with essentially the same confidentiality provisions contained herein. In addition, disclosure may be made by Xoma to governmental agencies to the extent required or desirable in exercise of Xoma's rights hereunder, and to preclinical and clinical investigators where necessary or desirable for their information to the extent normal and usual in the custom of the trade and under a secrecy agreement with essentially the same confidentiality provisions contained herein. Nothing herein shall be deemed to limit the rights of clinical investigators from publishing the results of their work. Nothing herein shall be deemed to limit Xoma's rights to use or license any Technical Information or information, data or know-how generated by Xoma in any manner not inconsistent with the licenses granted to Pfizer under this Agreement.

     5.04 In connection with the furnishing to Pfizer of Technical Information hereunder, Xoma agrees, at the request of Pfizer, to allow Pfizer personnel to visit manufacturing and research facilities of Xoma and to consult with Xoma personnel, at mutually agreeable times, to discuss and review Xoma's Technical Information. In addition, Xoma agrees, at the request and expense of Pfizer, to permit personnel of Xoma to visit Pfizer's manufacturing and research facilities, at mutually agreeable times, to discuss and review Xoma's Technical Information.

     5.05 Xoma agrees, upon the request of Pfizer, with respect to each Licensed Product to give Pfizer copies of all submissions to or applications for registration or approval by governmental health authorities (including, without limitation all Product License Applications submitted to FDA). To the extent legally possible, upon receipt by Xoma of any approvals by FDA of any Product License Applications (including supplements thereto) covering any Licensed Products, Xoma shall promptly assign to Pfizer such approved Product License

Applications; provided, however, Xoma shall have such rights of reference and other rights as shall be necessary or appropriate for Xoma to perform (and/or subcontract) its obligations to supply Licensed Products to Pfizer under the terms of the Supply Agreement. In addition, Xoma shall assign to Pfizer, upon request of Pfizer, or if not legally possible, grant to Pfizer rights of reference under, all other governmental approvals, permits or registrations held by Xoma or its Affiliates necessary to market any Licensed Products; provided, however, the foregoing does have material adverse consequences to Xoma's other operations and provided that reversion thereof to Xoma is reasonably feasible. All of the foregoing will be at Pfizer's expense, and Pfizer shall be responsible for requisite documentation.

                      SECTION 6.00 - REDUCTION OF ROYALTIES

     6.01 Royalties payable by Pfizer to Xoma under Section 3.00 hereof shall be reduced or abated in their entirety, as the case may be, as follows:

          (a) In the event of any patent infringement, royalties shall be reduced as provided in Section 7.00 hereof.

          (b) If Pfizer within any country in the Territory is required by a final court order from which no appeal can be taken to obtain a license under any patent not licensed hereunder in order to make, use or sell Licensed Products and to pay a royalty under such license, and the infringement of such patent cannot reasonably by avoided by Pfizer, Pfizer's obligations to pay royalties under Section 3.01 hereof shall be reduced with respect to Net Sales in such country by the amount of the royalty payable by Pfizer under such additional license. Pfizer shall, however, make a good faith attempt to negotiate the royalty rate and calculation of royalties payable to such third parties with a view to minimizing the royalty to be deducted under this Section 6.01(b). In the event any such additional license shall be required for Territory A or any three Selected Countries in Territory B, Pfizer's obligation to pay minimum royalties under Section 3.03 hereof with respect to Net Sales in Territory A or Territory B, as the case may be, shall be reduced by the amount of royalties paid by Pfizer to such third party.

          (c) If a third party obtains, by order, decree or grant from a competent governmental authority in any country in the Territory, a compulsory license under Licensed Patents authorizing such third party to manufacture, use or sell any Licensed Product in such country, Xoma shall give prompt notice to Pfizer. During the effective period of such compulsory license, Pfizer's obligations to pay royalties under Section
     3.01 hereof with respect to sales in such country for such Licensed Product shall be reduced to a rate equivalent to the rate payable to Xoma by said third party, and Pfizer's obligations to pay minimum royalties under Section 3.03 hereof with respect to Net Sales in Territory A or Territory B, as the case may be, shall be terminated for so long as such compulsory license shall affect Territory A or any three Selected Countries in Territory B.

                             SECTION 7.00 - PATENTS

     7.01 Xoma shall take all reasonable steps and pay all necessary expenses to prosecute the patent applications listed in Appendix I and shall take all reasonable steps and pay all expenses necessary to maintain for the full life thereof all Licensed Patents, unless Xoma, in consultation with Pfizer, shall in good faith determine that it is not in the best interests of both parties for Xoma to continue such prosecution, take such steps, or make such payments. Pfizer shall have the right, upon consultation with Xoma, to file on behalf of and as agent for Xoma all applications and take all actions necessary to obtain the benefits under the Drug Price Competition and Patent Term Restoration Act of 1984 and any amendments thereof. Xoma agrees to sign such further authorizations and instruments and take such further actions as may be requested by Pfizer to implement the foregoing.

     7.02 If any claim relating to Licensed Patents becomes, within any country in the Territory, the subject of a judgment, decree or decision of a court, tribunal, or other authority of competent jurisdiction, which judgment, decree, or decision is or becomes final (there being no further right of review) and adjudicates the validity, enforceability, scope, or infringement of the same, the construction of such claim in such judgment, decree or decision shall be followed thereafter in such country in determining whether a product is licensed hereunder, not only as to such claim but also as to all other claims to which such construction reasonably applies. If at any time there are two or more conflicting final judgments, decrees, or decisions with respect to the same claim, the decision of the higher tribunal shall thereafter control, but if the tribunal be of equal rank, then the final judgment, decree, or decision more favorable to such claim shall control unless and until the majority of such tribunals of equal rank adopt or follow a less favorable final judgment, decree, or decision, in which event the latter shall control.

     7.03 If any patent infringement action shall be brought within any country in the Territory against Pfizer or any Affiliate or sublicensee because of the manufacture, use or sale of Licensed Products, Pfizer shall promptly notify Xoma thereof. Pfizer and Xoma shall cooperate with each other in connection with any such action. Pfizer shall continue to pay royalties during the continuance of such infringement action and all appeals thereof, provided that Pfizer or Xoma shall defend such action. If neither Pfizer nor Xoma shall commence defense of such infringement action, upon request by Pfizer to Xoma, then during the pendency of such infringement action, Pfizer's obligations to pay royalties under Section 3.01 with respect to such Licensed Product for sales in such country shall be suspended. In addition, if such infringement action shall relate to Territory A or to any three Selected Countries in Territory B, Pfizer's obligations to pay minimum royalties under
Section 3.03 for Net Sales in Territory A or Territory B, as the case may be, shall be suspended during the continuance of such infringement action.

     7.04 If any third party shall, in the reasonable opinion of Pfizer, infringe any of the Licensed Patents, Pfizer shall promptly notify Xoma. Pfizer, its Affiliates or sublicensees shall have the right to bring suit and to take action in its own name or in the name of Xoma where necessary. Xoma and Pfizer shall, at the other's request, take all action necessary to assist in such suits (including joining as a party), and each party shall bear its own expenses relating thereto. Any monetary recovery in connection with such infringement action shall be first applied to reimburse Xoma and Pfizer. Any balance shall be shared equally by Pfizer and Xoma. If such recovery is less than the out-of-pocket expenses, reimbursement shall first be on a pro-rata basis. During the pendency of any such action, regardless of whether Pfizer or Xoma shall prosecute such action, Pfizer shall continue to pay royalties due under Section 3.01, but Pfizer's obligations to pay minimum royalties under Section 3.03 for Net Sales in Territory A or Territory B, as the case may be, shall be suspended if such infringement shall be occurring in Territory A or any three Selected Countries of Territory B.

                 SECTION 8.00 - UNIVERSITY OF CALIFORNIA LICENSE

     8.01 So as not to adversely affect Pfizer rights hereunder or under the R&D Agreement, Xoma agrees during the term of this Agreement not to take any actions to terminate or restrict its rights under the University of California License as it relates to the Licensed Products, the Licensed Patents or Technical Information and to discharge all of Xoma's material obligations and responsibilities under the University of California License, including, without limitation, making all required payments thereunder. In the event Xoma shall receive any notice of default thereunder, Xoma shall promptly notify Pfizer. To the extent, if any, Pfizer as Xoma's sublicensee shall have any obligations or responsibilities to the University of California under the University of California

License resulting from Xoma's sublicense to Pfizer hereunder, Pfizer shall diligently discharge such obligations and responsibilities. In the event Pfizer shall be required to pay any royalties under the University of California License or otherwise shall be required to make any payments to the University of California with respect to the manufacture, use or sale of Licensed Products which are the subject of the University of California License, Pfizer shall be permitted to deduct such royalties from any royalties or other amounts due Xoma hereunder.

                       SECTION 9.00 - TERM AND TERMINATION

     9.01 This Agreement shall be effective as of the date first set forth above and shall remain in effect for so long as Pfizer, its Affiliates or sublicensees shall be obligated to make payments to Xoma under Section 3.00 hereof, unless earlier terminated pursuant to this Section 9.00. Upon natural expiration of this Agreement pursuant to this Section 9.01, the licenses granted to Pfizer under Section 2.01 with respect to Technical Information shall be deemed to be fully paid licenses. In addition, the provisions of Sections 5.02 and 10.00 hereof shall survive the expiration or any termination of this Agreement.

     9.02 At any time, upon sixty (60) days' prior notice to Xoma, Pfizer shall have the right, without cause at Pfizer's sole discretion, to terminate in full this Agreement, whereupon this Agreement together with the R&D Agreement and Supply Agreement (if still in effect) shall terminate sixty (60) days after the date of such notice.

     9.03 At any time Pfizer shall be permitted to terminate its rights and licenses granted hereunder with respect to any Product as provided in Sections
6.1 and 10.2(a) of the R&D Agreement. In the event of such termination, all licenses of Pfizer hereunder with respect to such Product shall terminate, and Pfizer, at its expense, shall return to Xoma all Technical Information regarding such Product (including all Product License Applications and all other rights regarding such Product assigned to Pfizer hereunder.)

     9.04 If either Pfizer or Xoma materially breaches or defaults in the performance or observance of any of the provisions of this Agreement, and such breach or default is not cured within ninety (90) days or, in the case of failure to pay an amounts due hereunder, sixty (60) days after the giving of notice by the other party specifying such breach or default, the other party shall have the right to terminate this Agreement in full upon a further thirty
(30) days' notice.

     9.05 Upon termination under Sections 9.02 or 9.04 hereof, or Section 10.3(b) of the R&D Agreement, or termination in full under Section 6.1 of the R&D Agreement, or termination by Pfizer under Section 10.3(c) of the R&D Agreement, and except as otherwise provided to the contrary in the Security Agreement, all licenses of Pfizer hereunder shall terminate and all obligations and restrictions upon Xoma shall terminate, and Pfizer shall, at its expense, return to Xoma all Technical Information (including all Product License Applications and all other rights assigned to Pfizer hereunder) and use reasonable efforts to return to Xoma all copies thereof provided, however, none of the provisions of this Section 9.05 shall apply in the event Pfizer shall terminate this Agreement under Section 9.04 hereof for Xoma's breach of its obligations under Section 2.01 hereof or if Pfizer shall terminate the R&D Agreement under Section 10.3(c) thereof for Xoma's breach of its obligations under Sections 4.1 or 4.2 of the R&D Agreement, and in each case the parties shall have whatever rights and remedies are provided at law or in equity.

     9.06 Termination of this Agreement for any reason shall be without prejudice to:

     (a) The rights and obligations of the parties provided in Sections 5.02 and
10.00 hereof.

     (b) Xoma's right to receive all payments accrued under Section 3.00 hereof prior to the effective date of such termination; and

     (c) Any other remedies which either party may otherwise have.

                         SECTION 10.00 - INDEMNIFICATION

     10.01 Except as otherwise provided in the Supply Agreement (if then in effect), Xoma shall indemnify Pfizer against any and all liability, damages, loss, cost and expenses, including reasonable attorneys' fees made against or sustained by Pfizer or any of its Affiliates arising from the death of, or bodily injury to, any person on account of the ingestion or use of any Licensed Product (collectively "Pfizer Losses") to the extent such Pfizer Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by Xoma pursuant to Section 10.04 to have been caused by Xoma's gross negligence or willful misconduct.

     10.02 Except as otherwise provided in the Supply Agreement (if then in effect), Pfizer shall indemnify Xoma against any and all liability, damages, loss, cost and expenses, including reasonable attorneys' fees made against or sustained by Xoma or any of its Affiliates arising from the death of, or bodily injury to, any person on account of the ingestion or use of any Licensed Product (collectively "Xoma Losses") to the extent
                                      -19-

such Xoma Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by Pfizer pursuant to Section 10.4 to have been caused by Pfizer's gross negligence or willful misconduct.

     10.03 The indemnities of Sections 10.01 and 10.02 shall not apply (i) if the indemnified party fails to give the indemnifying party prompt notice of any claim it receives and such failure materially prejudices the indemnifying party, or (ii) unless the indemnifying party is given the opportunity to approve any settlement, which approval shall not be unreasonably withheld. Furthermore, the indemnifying party shall not be liable for attorneys' fees or expenses of litigation of the indemnified party unless the indemnified party gives the indemnifying party the opportunity to assume control of the defense or settlement. In addition, if the indemnifying party assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation. In no event shall the indemnifying party assume control of the defense of the indemnified party without the consent of the indemnified party (which consent shall be given or not at its sole discretion).

     10.04 In no event shall the indemnified party be entitled to settle any of the above-mentioned claims without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

     10.05 To the extent the foregoing indemnities shall not be applicable, the parties shall have such rights and remedies as provided by law.

                          SECTION 11.00 - MISCELLANEOUS

     11.01 Force Majeure. No party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and no party shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such party.

     11.02 Assignability. The Agreement may not be assigned by either party without the prior consent of the other party; provided, however, (a) either party may assign this Agreement to any entity which acquires substantially all of its assets and business, and (b) Pfizer may assign this Agreement, in whole or in part, to any Affiliate of Pfizer.

     11.03 Pfizer Status. For the purpose of carrying out this Agreement Pfizer shall act as an independent contractor and not as partner, joint venturer, or agent and shall not bind nor attempt to bind Xoma to any contract.

     11.04 Notices. Any notice, consent or approval required under this Agreement shall be in writing sent by registered or certified airmail, postage prepaid, or by telex or cable (confirmed by such registered or certified mail) and addressed as follows:

If to Pfizer:                               If to Xoma:

Pfizer Inc.                                 Xoma Corporation
235 East 42nd Street                        2910 Seventh Street
New York, New York  10017                   Berkeley, California  94710
Telex:  420440                              Telex:  856-697
Attention:  General Counsel                 Attention:  Chairman

All notices shall be deemed to be effective on the date of mailing. In case any party changes its address at which notice is to be received, written notice of such change shall be given without delay to the other party.

     11.05 Entire Agreement. This Agreement together with the R&D Agreement, the Supply Agreement and the Security Agreement and any other agreements referred to in any of the foregoing set forth the entire agreement and understanding among the parties hereto as to the subject matter hereof and has priority over all documents, verbal consents or understandings made between Pfizer and Xoma before the conclusion of this Agreement with respect to the subject matter hereof; none of the terms of this Agreement shall be amended or modified except in writing signed by the parties hereto.

     11.06 Waivers. A waiver by any party of any term or condition of this Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof.

     11.07 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws provisions thereof. The exclusive jurisdiction and venue of any action with respect to this Agreement shall be the Superior Court of California for the County of Alameda or the United States District Court for the Northern District of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. Service of process in any such action may be effected in the manner provided in Section 11.04 for delivery of notices. The prevailing party in any legal action to enforce or interpret this Agreement shall be entitled to costs and attorney's fees.

     11.08 Remedies. The rights and remedies of a party set forth herein with respect to failure of the other to comply with the terms of this Agreement (including, without limitation, rights of full or partial termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or in equity.

     11.09 Security Agreement. Pfizer's rights under this Agreement are secured pursuant to the terms of a Security Agreement, dated the date hereof, between Pfizer and Xoma, and reference is made to said agreement for a description of the terms thereof. Notwithstanding to the contrary any provision of this License Agreement, nothing herein shall be deemed to restrict, limit, modify or alter any of Pfizer's rights under the Security Agreement or derived upon or resulting from the exercise of any rights or interests thereunder.

     11.10 Other Products. During the term of this Agreement, Pfizer shall not sell in any Territory or country in which Pfizer has licenses hereunder any monoclonal-based antibody product for the treatment of Septic Shock other than the Licensed Products, unless such other antibody product shall be substantially different from and materially clinically superior to (for a clinically relevant indication) any Licensed Product.

     11.11 Headings. Headings in this Agreement are included herein for ease of reference only and shall have no legal effect.

     IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be executed as of the date first written above by their duly authorized officers.


                             XOMA CORPORATION

                             By /s/Steven C. Mendell
                                   Chairman/ CEO

                             PFIZER INC.

                             By /s/William C. Steere
                                  Vice President

                                   APPENDIX I
                                LICENSED PATENTS

                                                     APPENDIX I
                                                  LICENSED PATENTS
I                              II                        III

US 06/855,878 (2)              US 06/781,242 (1)       US 06/855,878 (2)

                                      (Plus
                                     foreign
                                     filings
                                     listed
                                      under
                                                         Col
                                                         I)
AUSTRALIA 63236/86             US 06/855,878 (2)       US 07/036,766 (3)
CANADA 519,066                 U.S. 07/036,766 (3)
EUROPE 86306420.0
  (10 EPO Countries)
IRELAND 2546/86
ISRAEL 79719
JAPAN 229481/86
KOREA 8128/86
NEW ZEALAND 217283
PHILLIPINES 34297
SOUTH AFRICA 86/7342
SPAIN 8602198
U.S. 07/036,766 (3)


----------

(1) Filing Date 9/27/84 (2) Filing Date 4/24/86 (3) Filing Date 4/10/87

                                SUPPLY AGREEMENT

     This Agreement ("Agreement"), dated as of June 9, 1987, by and between XOMA CORPORATION ("XOMA"), a Delaware corporation, and PFIZER INC. ("Pfizer"), a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, XOMA is engaged in research and clinical studies on monoclonal antibody-based biological drug products; and

     WHEREAS, Pfizer wishes to purchase certain of such products from XOMA in bulk purified form, and XOMA is willing to supply Pfizer with such products.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants set forth below, XOMA and Pfizer mutually agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 "Affiliate" shall mean (a) any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital by a party to this Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control of, to the extent of fifty percent (50%) or more of voting power (or otherwise having power to control its general activities), a party to this Agreement, but in each case only for so long as such ownership or control shall continue.

     1.2 "Agreement" shall mean this Supply Agreement, as amended from time to time.

     1.3 "Delivery Date" shall have the meaning set forth n Section 2.2. hereof.

     1.4 "FDA" means the United States food and Drug Administration.

     1.5 "First Commercial Sale" shall mean, as to each Product, the first commercial sale by Pfizer, its Affiliates or sublicensees of such Product following Product Approval.

     1.6 "Initial Term" shall have the meaning set forth in Section 5.1 hereof.

     1.7 "License Agreement" means the agreement so named dated the date hereof between Pfizer and XOMA.

     1.8 "Manufacturing Cost" means XOMA'S manufacturing cost for each product as determined pursuant to Exhibit I attached hereto and made a part hereof.

     1.9 "Product" shall mean each subject product (as defined under the R.D&O Agreement unless terminated thereunder) supplied hereunder by Xoma in purified bulk form and meeting the specifications set forth in Exhibit II, attached hereto and made a part hereof, as such Exhibit is amended by the parties from time to time.

     1.10 "Product Approval" means final FDA approval to market commercially in the U.S.A. the specified Product for use in humans.

     1.11 "R,D&O Agreement" means the Research, Development and Option Agreement dated the day hereof between Pfizer and XOMA.

                                   ARTICLE II

                          SALE AND PURCHASE OF PRODUCTS

     2.1 Sale and Purchase. XOMA, within the limitations contained in this Article, agrees to sell to Pfizer such quantities of Product as Pfizer may require for sale pursuant to the License Agreement. Subject to the provisions of Sections 4.1 and 5.1 hereof, so long as this Agreement shall remain in effect, XOMA agrees to sell, and Pfizer agrees, for 100% of Pfizer's, its Affiliates' and sublicensees' requirement of Product. It is understood that Xoma shall have the right in connection with supply hereunder to contract with respect to manufacture of Product with such third parties as Xoma deems advisable, provided, however, Xoma shall remain fully responsible hereunder.

     2.2 Quantity; Forecasts.

     (a) With respect to each Project, Pfizer shall deliver to XOMA (i) at least four (4) full calendar quarters prior to the calendar quarter in which the First Commercial Sale of such Product is projected to occur, a forecast of Pfizer's quantity requirements for such Product for the calendar quarter in which the First Commercial Sale of such Product is projected to occur and (ii) at least one (1) full calendar quarter prior to the calendar quarter in which the First Commercial Sale of such Product ("Delivery Date") for such calendar quarter and a forecast of its quantity requirements for such Product for the three (3) following calendar quarters. Thereafter, Pfizer shall deliver to XOMA at or prior to the end of each calendar quarter, Pfizer's firm order and Delivery Date for such Product for the second calendar quarter following such calendar quarter and a forecast of its quantity requirements for such Product for the three (3) following calendar quarters.

     For purposes of illustration only, on or before September 30, 1987, Pfizer must give to XOMA its firm order for delivery of Product in the first calendar quarter of 1988 and a forecast of its requirements for the second, third and fourth quarters of 1988. On or before December 31, 1987, Pfizer must give XOMA its firm order for delivery of Product in the second quarter of 1988, updated forecasts of its requirements for the third and fourth quarter of 1988 and a forecast of its requirements for the first quarter of 1989.

     (b) For each quarterly forecast of Product, the amount of Product forecasted for delivery in the first of the three calendar quarters forecasted shall be not less than fifty percent (50%) or more than one hundred fifty percent (150%) of the most recent previous forecast for such quarter.

     (c) The total amount of each Product ordered by Pfizer for delivery in any one calendar quarter may not be less than seventy-five percent (75%) of Pfizer's most recent forecast of its requirements for such Product for such quarter. In addition, XOMA will not be obligated to supply more than one hundred twenty-five percent (125%) of Pfizer's most recent forecast of its requirements for such product for such quarter. If a Pfizer product requirement for any quarter exceeds 125% of Pfizer's most recent forecast of its requirements for such Product for such calendar quarter, XOMA and Pfizer will discuss in good faith the additional amount which XOMA will be able to supply consistent with its other obligations and Pfizer will adjust its order accordingly (however, Pfizer's orders will have first priority on equipment funded under the Credit Agreement between the parties of even date herewith). Pfizer shall indemnify XOMA and reimburse it promptly upon request for all reasonable out of pocket costs and expenses, including the cost of carrying increased inventory, to the extent caused by any deviation in order quantities from the limits imposed by the preceding sentence, and XOMA will act reasonably to mitigate any such costs and expenses.

     2.3 Delivery.

     (a) XOMA shall, subject to the terms of this Agreement, deliver to Pfizer all Product ordered by Pfizer. All Products delivered to Pfizer shall be F.O.B. XOMA's plant or other place of shipment. XOMA shall use its reasonable best efforts to assist Pfizer in arranging any desired insurance (in amounts that Pfizer shall determine) and transportation, via air freight unless otherwise specified in writing, to any destinations specified in writing from time to time by Pfizer. All customs, duties, costs, taxes, insurance premiums, and other expenses relating to such transportation and delivery, shall be at Pfizer's expense.

     (b) XOMA will package the Products in accordance with the specifications set forth in Exhibit II hereto.

     2.4 Rejection of Product in Case of Nonconformity.

     (a) Pfizer may reject any shipment of Product which is (i) not conforming with the specifications contained in Exhibit II or (ii) adulterated or misbranded within the meaning of the Federal, Food, Drug and Cosmetic Act (the "Act"). In order to reject a shipment, Pfizer must (i) give notice to XOMA of Pfizer's intent to reject the shipment within thirty (30) days of receipt together with an indication of the reasons for such possible rejection, and (ii) as promptly as reasonably possible thereafter, provide XOMA with notice of final rejection and the full basis therefor. After notice of intention to reject is given, Pfizer shall be deemed to have accepted such delivery of Product, provided, however, in the case of products having latent defects which upon diligent examination by Pfizer upon receipt could not have been discovered, Pfizer must give notice of Pfizer's intent to reject within thirty (30) days after discovery of such defects.

     In any event, Pfizer shall pay for the shipment as otherwise provided herein and shall be entitled to a refund of the purchase price (together with insurance and freight charges) of rejected Products at the time they are ultimately rejected, provided that if XOMA disputes the rejection, refund shall be made at the time the dispute is finally resolved. XOMA shall notify Pfizer as promptly as reasonably possible whether it accepts Pfizer's basis for any rejection.

     (b) Whether or not XOMA accepts Pfizer's basis for rejection, promptly on receipt of a notice of rejection, XOMA shall use its reasonable efforts, at Pfizer's request, to provide replacement Product which shall be purchased by Pfizer as provided hereunder.

     (c) Unless XOMA requests the return to it of a rejected batch within sixty
(60) days of receipt of Pfizer's notice of rejection, Pfizer shall destroy such batch promptly and provide XOMA with certification of such destruction. Pfizer shall, upon receipt of XOMA's request for return, promptly dispatch said batch to XOMA, at XOMA's cost.

                                   ARTICLE III

                               PRICE AND PAYMENTS

     3.1 Price. Pfizer shall pay to XOMA for Product purchased hereunder an amount equal to [*] or such amount as determined under Section 4.1(a) hereof.

     3.2 Method of Payment. All payments due hereunder to XOMA shall be paid to XOMA in United States dollars not later than thirty (30) days following the date of the applicable invoice.

     3.3 Examination of Books. Pfizer shall have the right, at its own expense, for any period during which Product is purchased by Pfizer hereunder and for one
(1) year thereafter, to have an independent public accountant, reasonably acceptable to XOMA, examine the relevant financial books and records of account of XOMA at normal business hours, upon reasonable demand, to determine or verify the appropriate manufacturing Cost of Product purchased hereunder. If errors of five percent (5%) or more in Pfizer's favor are discovered as a result of such examination, XOMA shall reimburse Pfizer for the expense of such examination. As a condition to such examination, the independent public accountant selected by Pfizer shall execute a written agreement, reasonably satisfactory in form and substance to XOMA, to maintain in confidence all information obtained during the course of any such examination except for disclosure to Pfizer as necessary for the above purpose. The opinion of such independent public accountant shall be binding on the parties hereto with respect to Manufacturing Cost hereunder.

                                   ARTICLE IV

                                SUPPLY OBLIGATION

     4.1 Termination of Supply Obligations, Breach of Delivery Obligation. In addition to any Termination of this Agreement under Article V hereof, this Agreement shall terminate as follows:

     (a) If at any time after the Initial Term Pfizer notifies XOMA that Pfizer has received a good faith firm quote from a reputable third party supplier of recognized standing (other than an Affiliate) to supply Pfizer for a period of at least two years with all Pfizer's requirements of any Product at a price which is less than 75% of XOMA's then current transfer price to Pfizer of such product, XOMA shall have sixty (60) days after receipt of such notice to notify Pfizer that XOMA intends or does not intend to reduce its then applicable transfer price of such Product to a price no greater than 125% of the third party quoted price effective upon the expiration of such 60-day period. If XOMA fails to give such notice or notifies Pfizer that it does not intend to so reduce its then applicable transfer price of such Product, Pfizer may, upon thirty (30) day's prior notice to XOMA, elect to terminate its obligations hereunder to purchase, and XOMA's obligations to supply, such product. Notwithstanding the foregoing, Pfizer shall have not rights under this Section 4.1(a) if the third party quote is given in connection with or in anticipation of some other relationship with Pfizer.

     (b) If XOMA materially fails to deliver the amount of any Product ordered by Pfizer as required hereunder for any reason, including force majeure, or XOMA fails to deliver Product conforming to the warranties set forth in Section 6.1 hereof, in each case for ninety (90) or more consecutive days, then Pfizer may upon twenty (20) days prior notice to XOMA elect to terminate Pfizer's obligations to purchase, and XOMA's obligations to supply, such Product hereunder. Except as otherwise expressly provided in Section 6.2 hereof, and except in the case where XOMA has generally not been attempting in good faith to meet its supply obligations, the foregoing shall be Pfizer's sole remedy for breach of warranty or for failure of XOMA to supply products hereunder.

                                    ARTICLE V

              TERMINATION, RIGHTS AND OBLIGATIONS UPON TERMINATION

     5.1 Term. Unless termination for any particular Product pursuant to Sections 4.1(a) or 4.1(b) hereof or by either party pursuant to the other provisions of this Article v, this Agreement shall continue in effect for a period of three (3) years from the date of First Commercial Sale of the first Product supplied hereunder (the `Initial Term"), and shall thereafter remain in effect until terminated by XOMA upon at least one (1) year prior notice to Pfizer (which notice may be given any time after the second year of the Initial
Term). In addition, Pfizer shall have the right at any time after the Initial Term to terminate this Agreement upon three years' prior notice (given after the Initial

Term)to XOMA, provided however, Pfizer shall be required to purchase from Xoma 100% of its requirements and those of its Affiliates and sublicensees in the first year after said notice, 50% of such requirements in the second such year and 25% of such requirement in the third such year provided further that XOMA shall have the right, by notice given to Pfizer not more than 60 days after the date of any Pfizer notice of termination under this Section 5.1, to decline to supply any Product in the second and third year after the date of Pfizer's termination notice.

     5.2 Termination by Mutual Agreement. This Agreement may be terminated upon mutual written agreement between the parties.

     5.3 Termination by Default. If either party materially defaults in the performance of any materials agreement, condition or covenant of this Agreement, the R,D&O Agreement or the License Agreement, and such default or noncompliance shall not have been remedied, or steps initiated to remedy the same to the other party's reasonable satisfaction, within ninety (90) days after receipt by the defaulting party of a notice thereof from the other party, the party not in default may terminate this Agreement.

     5.4 Termination of License Rights. In the event any Product supplied hereunder shall no longer be a Licensed Product under the License Agreement or Pfizer's license with respect thereto under the License Agreement is no longer in effect, then Pfizer's obligations to purchase and XOMA's obligation to supply such Product hereunder shall terminate.

     5.5 Rights and Obligations on Term, Termination or Suspension. Unless expressly provided to the contrary, the following provisions shall survive the termination of this Agreement: Article III, the last sentence of Section 4.1(b), this Section 5.5 and Article VI. Any rights of XOMA to payments accrued through termination as well as obligations of the parties under firm orders for purchase and delivery of Products at the time of such termination shall remain in effect.

                                   ARTICLE VI

                          WARRANTY AND INDEMNIFICATION

     6.1 Warranties. XOMA warrants that the Products, when shipped to Pfizer by XOMA, (i) will conform in all respects to the specifications set forth on
Exhibit II, as then in effect, and (ii) will not be adulterated or misbranded within the meaning of the Act. PFIZER'S SOLE AND EXCLUSIVE REMEDY FOR ANY BREACH OF THE FOREGOING WARRANTIES SHALL BE ITS RIGHTS UNDER SECTIONS 2.4, 4.1(B) and
6.2 HEREOF. EXCEPT FOR THE FOREGOING WARRANTIES, XOMA DOES NOT WARRANT THE MERCHANTABILITY OR

FITNESS FOR A PARTICULAR PURPOSE OF THE PRODUCTS OR THE PERFORMANCE THEREOF, DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCTS, SPECIFICATION, SUPPORT, SERVICE OR ANYTHING ELSE AND DOES NOT MAKE ANY WARRANTY TO PFIZER'S CUSTOMERS OR AGENTS. XOMA HAS NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION OR WARRANTY OTHER THAN AS PROVIDED ABOVE. THE FOREGOING LIMITATIONS OF WARRANTIES SHALL NOT IN ANY WAY LIMIT PFIZER'S RIGHTS UNDER
SECTION 6.2 HEREOF.

     6.2 XOMA Indemnification.

     (a) XOMA shall indemnify Pfizer against any and all liability, damages, loss, cost and expenses, including reasonable attorneys' fees made against or sustained by Pfizer or any of its Affiliates arising from the death of, or bodily injury to, any person on account of the ingestion or use of any Product, and any reasonable out-of-pocket costs to Pfizer and its Affiliates of the recall of any Product (collectively "Pfizer Losses") to the extent (i) such Pfizer Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by XOMA pursuant to Section 6.5 to have been caused by XOMA's failure to deliver such Product in accordance with XOMA's warranties as provided in this Agreement or (ii) such Pfizer Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by XOMA pursuant to Section 6.5 to have been caused by XOMA's gross negligence or willful misconduct.

     (b) In addition to indemnification pursuant to Section 6.2(a)hereof, and except in cases where Xoma is entitled to indemnification under 6.3(a0 hereof, XOMA shall further indemnify Pfizer for any and all Pfizer Losses arising from the death of, or bodily injury to, any person on account of the ingestion or use of any Product to the extent such Pfizer Losses are finally determined by a court of competent jurisdiction or by XOMA pursuant to Section 6.5 to have been caused other than by Pfizer's gross negligence or willful misconduct, and then
(i) with respect to each such incident to the extent of the first $1,000,00 of XOMA's insurance coverage for such Losses, and (ii) to the extent any Pfizer Losses exceed Pfizer's recovery pursuant to such insurance, XOMA's indemnification shall be to the extent of the lesser of (a) such excess Pfizer Loses or (b) one-half of the aggregate of such excess Pfizer Losses and related Xoma Losses referred to in Section 6.3(b) hereof. XOMA agrees to use its best efforts to procure and, at all times during the term of this Agreement and for a period of three (3) years after the termination hereof, to maintain in full force and effect liability insurance coverage of at least $1,000,000 per occurrence (with a deductible of no more than $250,000 aggregate per year with Pfizer as a named insured party as provided herein). Such insurance shall cover any and all Pfizer Losses (as provided herein for which indemnification is provided by this Section 6.2(b)) and Xoma's contractual liability hereunder to indemnify Pfizer as provided in this Section 6.2(b), in each case to the extent such insurance coverage in such amount is obtainable at premiums which are reasonable in the reasonable good faith judgment of XOMA. Xoma, upon request of Pfizer, will supply Pfizer with appropriate certificates of insurance evidencing the foregoing insurance.

     6.3 Pfizer Indemnification.

     (a) Pfizer shall indemnify XOMA against any and all liability, damages, loss, cost and expenses, including reasonable attorneys' fees made against or sustained by XOMA or any of its Affiliates arising from the death of, or bodily injury to, any person on account of the ingestion or use of any Product (collectively "XOMA Losses") to the extent such XOMA Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by Pfizer pursuant to Section 6.5 to have been caused by Pfizer's gross negligence or willful misconduct.

     (b) In addition to indemnification pursuant to Section 6.3(a) hereof, and except in cases where Pfizer is entitled to indemnification under Section 6.2(a) hereof, Pfizer shall further indemnify XOMA for any and all XOMA Losses arising from the death of, or bodily injury to, any person on account of the ingestion or use of any Product to the extent such XOMA Losses are finally determined by a court of competent jurisdiction or by specific reference in a settlement of litigation consented to by Pfizer pursuant to Section 6.5 to have been caused other than by XOMA's gross negligence or willful misconduct, and then with respect to each incident to the extent of the lesser of (a) such XOMA Losses or
(b) one-half of the aggregate of such XOMA Losses and the related Pfizer Loses referred to in Section 6.2(b) hereof which are in excess of the recovery by Pfizer under the XOMA insurance policy pursuant to Section 6.2(b) hereof.

     6.4 Limitations to Indemnity. The indemnities of Sections 6.2 and 6.3 shall not apply (i) if the indemnified party fails to give the indemnifying party prompt notice of any claim it receives and such failure materially prejudices the indemnifying party, or (ii) unless the indemnifying party is given the opportunity to approve any settlement, which approval shall not be unreasonably withheld. Furthermore, the indemnifying party shall not be liable for attorneys' fees or expenses of litigation of the indemnified party unless the indemnified party gives the indemnifying party the opportunity to assume control of the defense or settlement. In addition, if the indemnifying party assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation. In no event shall the indemnifying party assume control of the defense of the indemnified party without the consent of the indemnified party (which consent shall be given or not at its sole discretion).

     6.5 Settlement. In no event shall the indemnified party be entitled to settle any of the above-mentioned claims without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

                                   ARTICLE VII

                                  MISCELLANEOUS

     7.1 Entire Agreement. This Agreement contains the entire agreement of the parties regarding the subject matter hereof and, together with the License Agreement, R,D&O Agreement and all other agreements referred to therein, supersede all prior agreements, understandings and negotiations regarding the same. This Agreement may not be changed, modified, amended or supplemented except by a written instrument signed by both parties.

     7.2 Assignability. This Agreement may not be assigned by either party without the prior consent of the other party; provided, however, (a) either party may assign this Agreement to any entity which acquires substantially all of its assets and business, and (b) Pfizer may assign this Agreement, in whole or in part, to any Affiliate of Pfizer.

     7.3 Severability. If any part of this Agreement shall be held unenforceable, the remainder of the Agreement shall nevertheless remain in full force and effect.

     7.4 Further Assurances. Each party hereto agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     7.5 Use of Party's Name. No right, express or implied, is granted by this Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other in connection with the performance of this Agreement.

     7.6 Notice and Reports. All notices, consents or approvals required by this Agreement shall be in writing sent by certified or registered air mail, postage prepaid or by telex or cable (confirmed by such certified or registered mail) to the parties at the following addresses or such other addresses as may be designated in writing by the respective parties:

                  To XOMA:          XOMA Corporation
                                    2910 Seventh Street
                                    Berkeley, California 94710
                                    Attention:  Chairman
                                    Telex: 856-697

                  To Pfizer:        Pfizer Inc.
                                    235 East 42nd Street
                                    New York, New York 10017
                                    Attention: General Counsel
                                    Telex: 420440

Notices shall be deemed effective on the date of the mailing.

     7.7 Relationships of the Parties. Both parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute XOMA and Pfizer as partners or joint venturers with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

     7.8 Waiver. The waiver by either party of a breach of any provisions contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision of the waiver of the provision itself.

     7.9 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of laws provisions thereof. The exclusive jurisdiction and venue of any action with respect to this Agreement shall be the Superior Court of California for the County of Alameda or the United States District Court for the Northern District of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of nay such action. Service or process in any such action may be effected in the manner provided in Section 7.6 for delivery of notices. The prevailing party in any legal action to enforce or interpret this Agreement shall be entitled to reasonable costs and attorney's fees.

     7.10 Captions. Paragraph captions are inserted for convenience only and in no way are3 construed to define, limit or affect the construction or interpretation hereof.

     7.11 Force Majeure. A party shall not be liable for nonperformance or delay in performance caused by any event reasonably beyond the control of such party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency strikes, lockouts, unavailability of supplies, epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

XOMA Corporation                    PFIZER INC.


By:  /s/Steven C. Mendell           By:  /s/William C. Steere
Title  Chairman/CEO                      Title  Vice President

                                    EXHIBIT I
                               MANUFACTURING COST

                                    EXHIBIT I
                               MANUFACTURING COSTS

Xoma will provide the Product to Pfizer at its direct cost of production as evidenced by written records plus a reasonable allowance for manufacturing overhead based on utilization of the facility for the Product as a percentage of capacity as follows:

Direct Costs of Production

     Labor - Actual cost of labor incurred for production of the Product.

     Materials - Actual cost of materials consumed in the manufacture of the Product

     Quality Control - Actual cost of labor hours and supplies used in the testing and inspection of the Product.

     Manufacturing Overhead

     The cost of required manufacturing support services and supplies. Product cost will include the percentages of these costs that the product represents as a percentage of total production capacity for the year. Pfizer and Xoma will use their best efforts to develop these percentages at the time the PLA is filed with the FDA and annually thereafter. If the parties are unable to agree upon such total production capacity or the relevant percentages for the Product, the parties agree to submit a determination to Arthur Anderson & Company for resolution of any such matter which shall be binding on the parties.

     These costs include:

     Manufacturing supervision and management

     Facility and Occupancy Costs

     - Depreciation of leasehold improvements, machinery and equipment used in manufacturing the Product.

     -    Utilities

     -    Material handling

     -    Supplies

     -    Clerical Support

                                   EXHIBIT II
                             PRODUCT SPECIFICATIONS

                               To be agreed upon.

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Security Agreement"), dated as of June 9 , 1987, by and between Pfizer Inc. , a Delaware corporation, 235 East 42nd Street, New York, New York 10017 ("Pfizer"), and Xoma Corporation, a Delaware corporation, 2910 Seventh Street, Berkeley, California 94710 ("Xoma").

     WHEREAS, Pfizer and Xoma have entered into a License Agreement (the "License Agreement") and a Research, Development and Option Agreement (the "R&D Agreement"), both dated the date hereof (the License Agreement and the R&D Agreement shall be referred to collectively as the "Agreements"), which memorialize Xoma's agreement to grant Pfizer certain rights and options regarding monoclonal antibodies that have been researched and developed by Xoma and the products relating to such monoclonal antibodies; and

     WHEREAS, Xoma has agreed to secure the full and complete performance of certain of its obligations and agreements to Pfizer under the Agreements and this Security Agreement and the payment of any claims arising thereunder by executing this Security Agreement, which grants to Pfizer certain hereinafter defined security interests.

     NOW, THEREFORE, Pfizer and Xoma, in consideration of their respective obligations and agreements stated in the Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1. For purposes of this Security Agreement, the following terms shall have the meanings set forth below:

     (a) "Affiliate" means (a) any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital by a party to this Security Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control of, to the extent of fifty percent (50%) or more of voting power (or otherwise having power to control its general activities), a party to this Security Agreement, but in each case only for so long as such ownership or control shall continue.

     (b) "E5 Product" means any product for human and/or animal therapeutic or prophylactic use, now or hereafter developed by Xoma, which is produced (or susceptible of being produced) from or incorporates any antibody (including Fragments thereof as hereinafter defined) secreted from the E5 Cell Line (as hereinafter defined) or any other cell line capable of producing said antibody, or which product is chemically, organically, biologically or synthetically derived from or based upon any such antibody, in each case (i) either alone or in combination with any other therapeutic agent and (ii) together with all pharmaceutical compositions and dosage units thereof. For the purposes of this Section 1(b), the term "Fragments" shall mean any part or parts of any said antibody chemically, biologically or organically obtained from said antibody, or synthetically produced, and which mimics the biological behavior of said antibody. For purposes of this Section 1(b), the term "E5 Cell Line" shall mean the cell line described as a murine hybridoma as identified by American Type Culture Collection No. HB 9081 and mutants and genetically manipulated variants thereof.

     (c) "FDA" means the United States Food and Drug Administration or any successor governmental agency performing similar functions.

     (d) "Other Antibody Product" means any product for human and/or animal therapeutic or prophylactic use, now or hereafter developed by Xoma, which is produced (or susceptible of being produced) from, or incorporates any antibodies (including Fragments thereof as hereinafter defined) secreted from the J5D4 Cell Line and/or PCB5 Cell Line (as hereinafter defined) or any other cell lines capable of producing any such antibodies, or which product is chemically, organically, biologically or synthetically derived from or based upon any such antibodies, in each case (i) either alone or in combination with any other therapeutic agent and (ii) together with all pharmaceutical compositions and dosage units thereof. For purposes of this Section 1(d), the term "Fragments" shall mean any part or parts of any said antibodies chemically, biologically or organically obtained from said antibodies, or synthetically produced, and which mimics the biological behavior of said antibodies. For purposes of this Section 1(d), the term "J5D4 Cell Line" shall mean the cell line described as a murine hybridoma as identified by American Type Culture Collection No. HB 9083 and mutants and genetically manipulated variants thereof; and the term "PCB5 Cell Line" shall mean the cell line described as a murine hybridoma as identified by American Type Culture Collection No. HB 8909 and mutants and genetically manipulated variants thereof.

     (e) "Other Septic Shock Product" means any product, now or hereafter developed by Xoma, for the treatment, cure or prevention of Septic Shock, other than any E5 Product or any Other Antibody Product.

     (f) "Patents" means (i) all patents listed in Appendix A, annexed hereto and made a part hereof, and any patents which may issue from the applications listed on Appendix A, in each case together with any divisionals, continuations, continuations-in-part, reissues, patents of addition and extensions thereof, and
(ii) all other patents and applications in the Territory now owned or controlled by, or licensed to, or hereafter during the term of this Security Agreement owned or controlled by, or licensed to, Xoma that are used in or related to any E5 Product, Other Antibody Product, and/or Other Septic Shock Product or methods of use or manufacturing processes for any E5 Product, Other Antibody

Product, and/or Other Septic Shock Product, together with any divisionals, continuations, continuations-in-part, reissues, patents of addition and extensions thereof.

     (g) "PLA" means a Product License Application or such other application as shall be required to obtain Product Approval for any E5 Product, Other Antibody Product, and/or Other Septic Shock Product.

     (h) "PLA Submission" means the submission to FDA by Xoma of a PLA which has been prepared in good faith by Xoma in a reasonable manner to comply with FDA requirements necessary to obtain Product Approval.

     (i) "Product Approval" means final FDA approval to market commercially in the U.S.A the specified product for use in humans.

     (j) "Septic Shock" means endotoxin mediated complications of gram negative bacterial sepsis.

     (k) "Supply Agreement" means the agreement so named of even date herewith between Pfizer and Xoma.

     (l) "Technical Information" means all of Xoma's trade secrets, information, and know-how, now owned, licensed or controlled or hereafter acquired, developed, owned, licensed or controlled by Xoma during the term of this Security Agreement, with respect to (i) the medical, clinical, toxicological or other scientific data or information used in or related to any E5 Product, Other Antibody Product, and/or Other Septic Shock

Product (including, without limitation, pre-clinical and clinical data, notes, reports, models, and samples) and (ii) the manufacture, production, and purification procedures and processes, as well as analytical methodology, used in or related to the testing, assaying, analysis, production, and packaging of any E5 Product, Other Antibody Product, and/or Other Septic Shock Product. Technical Information shall also include: (i) Xoma's actual cell lines and hybridomas used or useful in the production of any E5 Product, Other Antibody Product, and/or Other Septic Shock Product and (ii) Xoma's other general intangibles (excluding rights to payment), information, and non-patent proprietary rights (to the extent not already included in this definition of Technical Information) arising out of, used in or related to any E5 Product, Other Antibody Product, and/or Other Septic Shock Product.

     (m) "Territory" means all countries of the world.

     (n) "University of California License" means the License Agreement for Monoclonal Antibodies to Gram Negative Sepsis-Related Bacteria and Human Diagnostics and Therapeutics Derived Therefrom, effective September 3, 1986, between Xoma and The Regents of the University of California.

     2. In addition to the definitions stated in Section 1 of this Security Agreement, the term "Security", for the purposes of this Security Agreement, means, collectively, the following property of Xoma to the full extent of Xoma's rights and interests therein, now owned, licensed or controlled or hereafter acquired, owned or controlled by Xoma, and any proceeds of such property: (a) all Technical Information, (b) all Patents, (c) all licenses (and sublicenses) that have been granted to or by Xoma that are used in or related to any E5 Product, Other Antibody Product, and/or Other Septic Shock Product including, without limitation, the University of California License (the property described in this Subsection (c) shall be referred to collectively as the "Licenses"; for the purposes of this Security Agreement the terms sublicense, sublicensee and sublicensed are included and encompassed within the terms license, licensee, and licensed, respectively), (d) all information, applications, instruments, authorizations, and other property of Xoma that would be required to be submitted to any governmental agency in the Territory in order to be granted permission or authority to manufacture, produce or sell any E5 Product, Other Antibody Product, and/or Other Septic Shock Product including, without limitation, the information, applications, instruments, authorizations, and other property of Xoma used in or related to any Product Approval, PLA or PLA Submission, (e) all approvals, consents, permits, product license applications, and authorizations of Xoma (or received by or granted to Xoma) to manufacture, produce or sell any E5 Product, Other Antibody Product, and/or Other Septic Shock Product including, without limitation, any "orphan drug designation" under Section 526 of the Federal Food, Drug and Cosmetic Act, as amended, or any other similar legislation in the Territory, (f) all claims, causes of action, and lawsuits belonging to Xoma arising from, related to or connected with the Technical Information, the Patents, and/or the Licenses; provided, however, Xoma may handle such claims, causes of action, and lawsuits in a manner that those claims, causes of action, and lawsuits included and encompassed within the Security are separate and segregatable from those that relate to Xoma's properties that are not Security, and this Subsection (f) shall not be deemed to convert assets that are not Security into Security merely because any claims, causes of action or lawsuits are combined into one lawsuit, (g) the equipment of Xoma described in Appendix B, annexed hereto and made a part hereof (collectively the "Equipment"), and (h) all of Xoma's inventory of (i) E5 Products, Other Antibody Products, and Other Septic Shock Products (including, without limitation, the purified active bulk of any E5 Product, Other Antibody Product, and/or Other Septic Shock Product) and (ii) the actual cell lines used in or related to the manufacture, production and purification of E5 Products, Other Antibody Products, and Other Septic Shock Products.

     For purposes of this Security Agreement, the term "proceeds" includes, without limitation, whatever is receivable or received when the Security or proceeds of such Security is sold, licensed, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all proceeds consisting of receivables, accounts, general intangibles, documents, instruments, chattel paper, rights to payment, money, contract or license rights, notes, proceeds, products, revenues, and returned premiums with respect to any insurance related thereto.

     For purposes of this Security Agreement, Security shall constitute "Foreign Security" to the extent that the perfection or priority of Pfizer's security interests and liens (or any other rights or interests to be acquired by Pfizer under this Security Agreement) in the Security is not governed by the law of the United States or any political subdivision within the United States (hereinafter the laws of any jurisdiction other than the United States or any political subdivision within the United States shall be referred to collectively as the "Foreign Laws").

     3. As security for Xoma's full and complete performance of its agreements and obligations to Pfizer under the Agreements and this Security Agreement and the payment of any claims arising under the Agreements and this Security Agreement (collectively the "Secured Obligations"), Xoma hereby grants to Pfizer a security interest in the Security (including, without limitation, the Foreign Security), wherever located or situated in the Territory, and the proceeds thereof; provided, however, nothing in this Security Agreement shall be deemed
(i) to cause the Foreign Security not to be included or encompassed within the Security or not to be subject to the rights or interests granted to Pfizer pursuant to this Security Agreement or (ii) to require Xoma to suffer or permit disclosure of any document, information or asset to Pfizer of any other party in violation of any license agreement or other contract or obligation of Xoma.

     4. Xoma represents and warrants to Pfizer as of the date of this Agreement as follows: (a) the tangible Security is located at 890 Heinz Street, Berkeley, California 94710, (b) Xoma's principal place of business is at 2910 Seventh Street, Berkeley, California 94710, and Xoma also conducts business at the following locations: 890 Heinz Street, Berkeley, California 94710 and 2840 Eighth Street, Berkeley, California 94710, (c) Xoma has title to the Security (including any as licensee), free and clear of all mortgages, liens, charges, encumbrances, equities, assignments or security interests of any kind other than as granted or created in favor of Pfizer by this Security Agreement, and no financing statement or other similar type of filing, other than a financing statement or a filing in the United States Patent and Trademark Office naming Pfizer as the secured party or the assignee or mortgagee of any Patent, is now on file in any public office, (d) Xoma has no Affiliate that has any rights or interests in any of the Security or rights or interests in any property that would be included or encompassed within the Security if any such rights or interests were held by Xoma, (e) no person or other entity has any rights or interests in any of the Security, and Xoma has not granted, or agreed to grant, to any person or other entity any rights or interests in any of the Security,
(f) Xoma has the corporate power to make this Security Agreement and to grant the security interests and liens hereunder and such security interests and liens shall constitute (to the extent possible under the laws of the United States or any political subdivision in the United States) first valid and perfected security interests and liens on the Security and, to the extent possible under the Foreign Laws and where specifically required by Pfizer to be perfected or protected under the Foreign Laws, shall constitute first valid and perfected security interests and liens on the Foreign Security subject to no consensual prior security interests or liens, and this Security Agreement has been duly authorized by all necessary corporate action of Xoma and does not violate any provision of law or of the charter or by-laws of Xoma or any contract, license or agreement to which Xoma is a party or by which it is bound, and (g) Xoma's representations and warranties in the Agreements are true and correct as of the date hereof.

     5. So long as this Security Agreement and the rights and interests, including security interests and liens, created hereunder shall remain in effect, unless Pfizer shall otherwise consent in writing, Xoma hereby covenants and agrees with Pfizer as follows:

          (a) Xoma shall give Pfizer not leas than thirty (30) days prior written notice of any change of its name, in the location of its chief executive office, any location where it conducts business, or the location where it keeps any of the Security or any of the records related thereto or of any change in Xoma's circumstances that affects or may affect the continuing efficacy of any financing statement or other document filed by Xoma or Pfizer or, subject to Pfizer's specific instructions for perfection or protection of any Foreign Security under the Foreign Laws, the continuing status of Pfizer's security interests and liens as the first valid and perfected security interests and liens on the Security in the U.S.A. and the continuing status of Pfizer's security interests and liens as the first valid and perfected consensual security interests and liens on the Security in countries other than the U.S.A.; provided, however, Pfizer shall pay the reasonable out-of-pocket costs and expenses incurred by Xoma in complying with Pfizer's instructions for perfecting or protecting Pfizer's rights and interests in any Foreign Security under the Foreign Laws. Xoma shall promptly notify Pfizer of the need for Pfizer under the laws of the United States or any political subdivision within the United States to take any action or to execute any financing statement, filing, application, assignment, registration, notice, document of further assurances or other document or writing to perfect or protect the rights and interests of Pfizer in any Security that is hereafter acquired, controlled or owned by Xoma including, without limitation, prompt notice of the need to take any action or to file any document or writing to perfect or protect Pfizer's rights and interests in any Patent in the United States or any political subdivision within the United

     States and prompt notice of the filing of any application for a Patent anywhere in the Territory. Xoma shall give notice to Pfizer on the first business day of every other month of its activities in countries other than the U.S.A. to enable Pfizer to specify any action it requires Xoma to take under the Foreign Laws to perfect or protect Pfizer's rights and interests in the Foreign Security; provided, however, nothing in this Subsection (a) shall restrict or limit Xoma's other obligations or agreements under this Security Agreement. Xoma shall take such action as Pfizer may reasonably require to perfect or protect Pfizer's rights and interests in the Foreign Security, and Pfizer shall pay the reasonable out-of-pocket costs and expenses incurred by Xoma in taking any such action.

          (b) Xoma shall not breach, default or wrongfully terminate any agreement, contract, lease or license that is encompassed or included in the Security where such action could have any material adverse effect on the rights and interests of Pfizer, and Xoma shall give Pfizer written notice of any allegation or assertion by any other party that Xoma has so breached, defaulted or improperly terminated any such agreement, contract, lease or license within five (5) business days of the making of such allegation or assertion in the case of material matters and within fifteen
     (15) business days in other cases. Xoma may terminate any license it has granted to others that is included or encompassed within the Security in accordance with its terms where it is commercially reasonable and does not have any material adverse effect on Pfizer's rights and interests in the Security and where Xoma has given Pfizer fifteen (15) business days notice of such intended termination; provided, however, nothing in this provision or any other provision of this Security Agreement shall restrict or limit Xoma's obligations, or waive such obligations, under Section 2.4 of the R&D Agreement and Section 8 of the License Agreement. Xoma shall also give Pfizer five (5) business days written notice of its intent to breach, default, terminate, reject or repudiate any such agreement, contract, lease or license. Xoma shall not create or suffer to exist or permit any mortgage, pledge, lien, charge, encumbrance, equity, assignment or security interest (other than non-consensual liens or interests on the Foreign Security that arise in the normal course of Xoma's business) upon or in respect of the Security and, subject to the provisions of Section 5(a) of this Security Agreement regarding the Foreign Security, shall take any and all actions necessary to perfect or protect the rights and interests of Pfizer in the Security including, without limitation, (i) paying all claims and charges that in Pfizer's reasonable opinion might prejudice, imperil or adversely affect the Security in any significant respect or any security interest or lien of Pfizer in the Security, (ii) reasonably curing any breaches or defaults relating to or arising out of the Security, and (iii) commencing or processing any patent applications or infringement or misappropriation proceedings or lawsuits relating to the Security in a manner not inconsistent with the License Agreement. Pfizer acknowledges that Xoma may conduct its business outside the United States in the ordinary course even though certain of the Foreign Laws may create non-consensual liens and encumbrances senior or junior to those of Pfizer. Xoma shall not under any circumstances permit any Equipment to become a fixture by attachment to any real property, unless such Equipment is described on any financing statement filed as a mortgage or fixture filing perfecting Pfizer's security interests and liens on such Equipment.

          (c) Xoma shall not sell or otherwise dispose of any rights or interests in or to any of the Security other than as permitted by the terms of this Subsection (c), Section 5(b) or (d) of this Security Agreement or with Pfizer's written consent, which consent shall not be unreasonably withheld in the case of the disposal of obsolete or practically worthless tangible property, in the case of the settlement of litigation or disputes with third parties, or in the case of the trade-in of equipment that does not affect any material portion of the Security. Xoma may use and spend cash proceeds of the Security in the ordinary course of business as long as no Event of Default (as such term is defined in Section 10 of this Security Agreement) occurs and is continuing. Nothing in this

     Security Agreement shall be deemed to limit or restrict Pfizer's rights and interests under the License Agreement, the R&D Agreement, and the Supply Agreement.

          (d) Xoma shall not grant, or agree to grant, to any Affiliate any rights or interests in any of the Security or to cause any Affiliate to own any rights or interests in any property that would be included or encompassed within the Security if any such rights and interests were held by Xoma. Notwithstanding any other provision of this Security Agreement, Xoma, prior to an Event of Default, shall be permitted to license (exclusively or nonexclusively) to any person or entity any of the Security, including the Technical Information and the Patents, subject to the rights and interests of Pfizer created by this Security Agreement and subject to and not inconsistent with Pfizer's rights and interests under the License Agreement, the R&D Agreement, and the Supply Agreement. Xoma shall not secure the performance of any of its obligations or agreements under any such license permitted under the immediately preceding sentence of this Subsection (d) or the payment of any claims arising under such license by creating or suffering to exist or permitting any mortgage, pledge, lien, charge, encumbrance, equity, assignment or security interest upon or in respect of any of the Security.

          (e) To the extent reasonably desirable for the protection of Pfizer's rights and interests in the Security, Xoma shall keep accurate and complete records of the Security and, after any Event of Default, the proceeds therefrom and, after any Event of Default, shall keep the Security and the proceeds therefrom separate and distinct from its other property. After any Event of Default shall have occurred, Xoma shall account for, and, promptly deliver to Pfizer, in the form received, all proceeds of the Security received, endorsed to Pfizer as appropriate, and until so delivered, all proceeds shall be held by Xoma in trust for Pfizer, separate and apart from all other property of Xoma and identified as the Security of Pfizer.

          (f) Risk of loss of the Security shall be on Xoma, and the loss, injury or destruction of the Security shall not release Xoma hereunder. To the extent commercially reasonable, Xoma shall insure the Equipment in such amounts and against such risks, as Pfizer shall reasonably deem acceptable, and Xoma shall deposit complete insurance policies or copies thereof with Pfizer; provided, however, Pfizer has agreed that Xoma's current insurance policies on the Equipment are commercially reasonable.

     Pfizer shall be named as an insured and loss payee under such insurance policies. If Xoma fails to obtain appropriate insurance covering the Equipment in a timely fashion, Pfizer may, but shall not be obligated to, obtain such insurance and the cost thereof shall be immediately due and owing from Xoma to Pfizer and shall become a Secured Obligation and, at Pfizer's option, set-off against any amounts owing to Xoma under the License Agreement or Supply Agreement. Xoma hereby irrevocably appoints Pfizer as its agent to adjust all insurance losses, to sign all applications, receipts, releases, and other papers necessary to collect any such loss and any return or unearned premium, to execute proofs of loss, to make settlements, to endorse and collect any check or other item payable to Xoma issued in connection therewith, and to apply the same to payment of the debt; provided, however, Pfizer may exercise the rights set forth in this sentence of this Subsection (f) only after an Event of Default.

          (g) Without limiting the generality of the foregoing, promptly upon Pfizer's request, Xoma shall sign and execute together, alone or with Pfizer, as Pfizer shall determine, any financing statement, filing, application, assignment, registration, notice, document of further assurances or other document or writing or take such other additional actions as Pfizer may reasonably require to perfect or protect the rights and interests of Pfizer in the Security (including, without limitation, making any filing with the United States Patent and Trademark Office that may be requested by Pfizer or assigning to Pfizer any application, instrument or authorization that seeks or grants approval or authority for the manufacture, production or sale of any E5 Product, Other Antibody Product, and/or Other Septic Shock Product). Except after an Event of Default, nothing in this Security Agreement shall accelerate or expand Xoma's disclosure obligations beyond those obligations set forth in other agreements between Xoma and Pfizer; provided, however, (i) Xoma shall provide to Pfizer notice of the filing of any application for a Patent or the issuance of any Patent anywhere in the Territory and (ii) Xoma shall provide to Pfizer all information that is reasonably necessary for Pfizer to perfect its security interests and liens in the Security. Xoma, however, hereby irrevocably appoints Pfizer as its agent to execute such documents or take such other action as is reasonably necessary to perfect or protect Pfizer's rights and interests in the Security. Xoma shall not file or authorize to be filed in any jurisdiction in the Territory or with any public office any financing statement, filing, application, assignment, registration, notice, document of further assurances or other document or writing relating to the Security in which Pfizer is not named as the sole secured party or assignee; provided, however, Xoma may record or file any Existing License (as such term is defined in Section 7 of this Security

         Agreement) if (i) such recording or filing does not have the effect of perfecting or creating a security interest or lien in the Security and
         (ii) such recording or filing would be subject to and not inconsistent with the rights and interests of Pfizer created by this Security Agreement and subject to and not inconsistent with the provisions of
         Section 7 of this Security Agreement. Notwithstanding anything to the contrary in this Security Agreement, Xoma shall not be required to file, prosecute, enforce or maintain any Patent or any application for a Patent except to the extent required by the Agreements; provided, however, nothing in this sentence of this Subsection (g) shall affect, limit or restrict (i) whatever rights or remedies Pfizer may possess after an Event of Default under this Security Agreement or under law or equity and (ii) Xoma's obligations and agreements after an Event of Default.

          (h) Xoma shall keep the Equipment in good condition and repair, normal wear and tear excepted. Subject to the provisions of Section 5(c) of this Security Agreement, Xoma shall do all acts that may be reasonable and necessary to maintain, preserve, and protect the Security that is tangible personal property, including the payment of all repair, maintenance, and preservation costs relating to the Security. Xoma shall pay promptly when due all taxes, assessments, charges, encumbrances, levies, and liens now or hereafter imposed upon or affecting the Security subject to Xoma's right to contest in good faith any such claim or lien and to defer payment pending the resolution of such contest unless Pfizer's rights or interests in the Security shall be materially threatened or diminished by such deferral of payment.

          (i) Xoma shall not use or permit any Security to be used unlawfully or in violation of any provision of this Security Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Security. To the extent not inconsistent with the License Agreement or any other written agreement between Pfizer and Xoma, Xoma shall appear in and defend any proceedings or lawsuits that may affect its right, title or interest to the Security or Pfizer's rights or interests in the Security in the United States and, at Pfizer's expense, any other country in the Territory where directed to by Pfizer.

     6. After an Event of Default has occurred, Pfizer, at its option, may, in its name or in the name of Xoma or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but Pfizer shall be under no obligation to do so, or Pfizer may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of Xoma.

     7. After an Event of Default has occurred, Pfizer may also, at its option and without notice to or demand on Xoma, and in addition to all rights and remedies available to Pfizer as a secured party, at law or in equity or otherwise, (a) foreclose or otherwise enforce Pfizer's security interests and liens or other rights and interests in the Security in any manner permitted by law or provided for in this Security Agreement, (b) sell or otherwise dispose of the Security or any part thereof or interest therein at one or more public or private sales at Pfizer's place of business or any other place or places, whether or not such Security is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Pfizer may reasonably determine, (c) recover from Xoma the reasonable costs and expenses (including, without limitation, attorneys' fees) reasonably incurred or paid by Pfizer in exercising any right, power or remedy provided by law or this Security Agreement (including, without limitation, the reasonable costs and expenses incurred in assembling, taking, repairing or selling the Security or any part thereof), (d) require Xoma to promptly assemble the Security and all information, books, records, and other materials relating thereto and make such available to Pfizer at a place to be designated by Pfizer, (e) enter onto the property where any Security is located and take possession thereof with or without judicial process, (f) cure any breach, default or improper termination of any agreement, contract, lease or license of Xoma that is included or encompassed in the Security, (g) substitute itself for Xoma in any proceeding or lawsuit included or encompassed within, arising from, related to or connected with the Security or Pfizer's rights and interests in it (including, without limitation, substituting itself for Xoma in any proceeding seeking the approval of any application for a Patent or any proceeding seeking approval or authority for the manufacture, production or sale of any E5 Product, Other Antibody Product, and/or Other Septic Shock Product) or commence, on behalf of Xoma and in Xoma's name, any proceeding or lawsuit to protect the Security or Pfizer's rights and interests in it, and (h) prior to the disposition of the Security, prepare it for disposition in any manner and to the extent Pfizer deems appropriate. Xoma shall be given ten (10) business days prior written notice of the time and place of any public sales or of the time after which any private sales or other intended dispositions are to be made, which notice Xoma hereby agrees shall be deemed reasonable notice thereof; provided, however, Pfizer shall not be required to give such notice in the case of any Security that Pfizer in good faith determines to be declining speedily in value. Upon any sale or other disposition pursuant to this Security Agreement, Pfizer shall have the right to deliver, assign, and transfer to the purchaser thereof the Security or portion thereof so sold or disposed of by Pfizer. Each purchaser at any such sale or other disposition (including Pfizer) shall hold the Security free from any claim or right of whatever kind, including any equity or right of redemption of Xoma.

     Notwithstanding any of the provisions of this Security Agreement, Pfizer (for the purposes of this second paragraph of this Section 7 the term "Pfizer" means Pfizer and its Affiliates, successors, and assigns) covenants for the benefit of Xoma and any licensee or sublicensee of any of the Security from Xoma that, in or after exercising its rights and remedies under this Security Agreement, Pfizer shall not sue for infringement or misappropriation any person or other entity (a "Licensee") that has licensed or sublicensed rights in any of the Security, including any of the Patents and Technical Information, from Xoma pursuant to a license (or sublicense) (an "Existing License") that is not inconsistent with or contrary to the provisions of Section 5(d) of this Security Agreement so long as (i) Xoma or Pfizer, as Xoma's successor in interest, has no right to terminate such Existing License with such Licensee pursuant to the terms and conditions of such Existing License or otherwise, including, without limitation, any rightful repudiation (by words or action) or termination by Xoma of its obligations, covenants or agreements with such Licensee under an Existing License, and (ii) Xoma has not rejected its agreement with such Licensee under an Existing License pursuant to Section 365 of the Bankruptcy Code, 11 U.S.C ss. 365; provided, however, subject to Pfizer's agreement stated in this first sentence of this second paragraph of this

Section 7, nothing in this Section 7 shall restrict or limit in any fashion or manner whatsoever (i) Pfizer's rights and interests (including security interests and liens) in the proceeds of any Existing License and the claims, causes of action or lawsuits included or encompassed within the Security, (ii) Pfizer's rights and remedies against a Licensee arising under either an Existing License, this Security Agreement, the Agreements or otherwise, (iii) the description and scope of the Security granted to Pfizer pursuant to Section 2 of this Security Agreement, and (iv) Pfizer's rights or interests in any of the Security (including, without limitation, all claims and fields of use included or encompassed within any of the Patents and any of the Technical Information) or Pfizer's rights or remedies against the Security or Xoma under this Security Agreement or otherwise.

     8. After an Event of Default has occurred, Xoma shall pay to Pfizer all reasonable expenses of, or incidental to, the enforcement or application of any of the provisions hereof, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the rights and claims of Pfizer in respect thereof, by litigation or otherwise, including, without limitation, reasonable attorneys' fees and insurance expenses; and all such expenses shall be Secured Obligations within the terms of this Security Agreement and, at

Pfizer's option, set-off against any amounts owing to Xoma under the License Agreement or Supply Agreement.

     9. No delay on the part of Pfizer in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies, and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits that Pfizer may otherwise have. Xoma hereby waives presentment, notice of dishonor, and protest of all instruments included in or evidencing Xoma's liability for payment or performance of the Secured Obligations or the Security and any and all other notices and demands whatsoever, whether or not related to such instruments. Xoma hereby waives, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any action or proceeding for the enforcement hereof, or for the enforcement of any of the Secured Obligations.

     10. For purposes of this Security Agreement, an "Event of Default" shall be deemed to occur if (a) Xoma shall materially breach or materially default in the performance or observance of any of its material obligations, covenants or agreements under Section 4.1 and Section 4.2 of the R&D Agreement, and such breach or default is not cured within the cure period following notice thereof as provided therein, (b) Xoma shall materially breach or materially default in the performance or observance of any of its material obligations, covenants or agreements under the License Agreement, and such breach or default is not cured within the cure period following notice thereof as provided therein, (c) Xoma shall breach or default in the performance of or observance of any of its obligations, covenants or agreements under Section 5(d) of this Security Agreement or (d) Pfizer obtains a judgment for money or specific performance against Xoma arising out of Xoma's breach or default in the performance of its obligations, covenants or agreements under this Security Agreement (other than Section 5(d) of this Security Agreement) and such judgment goes unsatisfied for a period of thirty (30) days after the resolution of the last appeal taken by Xoma of such judgment; provided, however, nothing in this Section 10 shall restrict or limit Pfizer's right to bring an action in equity or law against Xoma for its breach or default of any of its obligations, covenants or agreements set forth in this Security Agreement or in the Agreements.

     11. No provision hereof shall be modified or limited except by a written instrument expressly referring hereto and to the provision so modified or limited. This Security Agreement shall be binding upon the successors and assigns of Xoma and Pfizer and shall be assignable by Pfizer to any of its Affiliates. Xoma and Pfizer intend to bind any subsequent purchaser of the Security in accordance with the provisions of Section 17 of this Security Agreement.

     12. No course of dealing, omission or delay of Pfizer in the exercise of any right, power or privilege referred to in this Security Agreement or in either of the Agreements shall operate as a waiver hereof, nor shall any partial exercise thereof preclude any further exercise thereof, as Pfizer may exercise each such right, power or privilege either independently or concurrently and as often and in such order as Pfizer deems expedient. Nothing in the Agreements and the Supply Agreement shall be deemed to limit or restrict Pfizer's remedies, rights and interests under this Security Agreement.

     13. Any notice, consent or approval required under this Security Agreement shall be in writing sent by registered or certified airmail, postage prepaid, or by telex or cable (confirmed by such registered or certified mail) and addressed as follows:

If to Pfizer:                               If to Xoma:

Pfizer Inc.                                 Xoma Corporation
235 East 42nd Street                        2910 Seventh Street
New York, New York 10017                    Berkeley, California  94710
Telex:  420440                              Telex:  856-697
Attention:  General Counsel                 Attention:  Chairman

All notices shall be deemed to be effective on the date of mailing. In case any party changes its address at which notice is to be received, written notice of such change shall be given without delay to the other party.

     14. If Pfizer, pursuant to Sections 4, 6.1 or 10.2 of the R&D Agreement or
Section 9.03 of the License Agreement (or in the case of an Other Septic Shock Product accepted under

Section 4.2 of the R&D Agreement in accordance with the terms of a license agreement between Pfizer and Xoma with respect thereto), (a) rejects its option to acquire rights to any Other Antibody Product or Other Septic Shock Product or terminates its rights or licenses with respect to any such Other Antibody Product or Other Septic Shock Product or any E5 Product (the "Rejected or Terminated Product") and (b) Pfizer no longer has any right under the R&D Agreement to exercise an option at any time in the future to acquire such rights to such Rejected or Terminated Product or to acquire any other rights or interests in such Rejected or Terminated Product, (i) such Rejected or Terminated Product shall no longer be included or encompassed within the Security if it is in no fashion or manner otherwise included or encompassed within the Security and (ii) any Security that is exclusively and solely used in and related to such Rejected or Terminated Product and is in no fashion or manner used in and related to any E5 Product, Other Antibody Product, and/or Other Septic Shock Product (which is not a Rejected or Terminated Product) shall also not be included or encompassed within the Security (the "Rejected or Terminated Security"). Pfizer shall execute any financing statement, filing, application, assignment registration, notice, document of further assurances or other document or writing to evidence Pfizer's lack of rights or interests in any Rejected or Terminated Product and any Rejected or Terminated Security.

     15. If it should appear that any provisions of this Security Agreement are in conflict with any statute or rule of law of any jurisdiction wherein it may be sought to be enforced, then such provisions shall be deemed null and void to the extent that they conflict therewith, but without invalidating the remaining provisions hereof.

     16. This Security Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of California.

     17. To state and evidence the agreements between Xoma and Pfizer embodied in this Security Agreement, any financing statement or filing made by Pfizer (or any of its Affiliates) with any governmental authority in the Territory (including, without limitation, any UCC-1 financing statement) to perfect or protect Pfizer's rights and interests in the Security shall include the following language:

         Subject to the terms and conditions of a certain Security Agreement (the "Security Agreement") between Pfizer Inc. (including its Affiliates (as such term is defined in the Security Agreement), successors, and assigns) ("Pfizer") and Xoma Corporation ("Xoma"), Pfizer and Xoma intend that the Security Agreement shall bind Pfizer and any subsequent purchaser of the Security (as such term is defined in the Security Agreement) that purchases the Security pursuant to, and after, Pfizer's exercise of its rights and remedies under the Security Agreement from suing for infringement or misappropriation any person or other entity (a "Licensee"; this is the meaning given such term in the Security Agreement) that has licensed or sublicensed rights in any of the Security, including any of the Patents and Technical Information (as such terms are defined in the Security Agreement), from Xoma pursuant to a license (or sublicense) (an "Existing License"; this is the meaning given such term in the Security Agreement) that is not inconsistent with or contrary to the provisions of Section 5(d) of the Security Agreement so long as (i) Xoma or Pfizer, as Xoma's successor in interest, has no right to terminate such Existing License with such Licensee pursuant to the terms and conditions of such Existing License or otherwise, including, without limitation, any rightful repudiation (by words or action) or termination by Xoma of its obligations, covenants or agreements with such Licensee under an Existing License, and (ii) Xoma has not rejected its agreement with such Licensee under an Existing License pursuant to Section 365 of the Bankruptcy Code, 11 U.S.C ss. 365; provided, however, subject to Pfizer's agreement stated in the first sentence of the second paragraph of Section 7 of the Security Agreement, nothing in Section 7 of the Security Agreement shall restrict or limit in any fashion or manner whatsoever (i) Pfizer's rights and interests (including security interests and liens) in the proceeds of any Existing License and the claims, causes of action or lawsuits included or encompassed within the Security, (ii) Pfizer's rights and remedies against a Licensee arising under either an Existing License, the Security Agreement, the Agreements (as such term is defined in the Security Agreement) or otherwise, (iii) the description and scope of the Security granted to Pfizer pursuant to
         Section 2 of the Security Agreement, and (iv) Pfizer's rights or interests in any of the Security (including, without limitation, all claims and fields of use included or encompassed within any of the Patents and any of the Technical Information) or Pfizer's rights or remedies against the Security or Xoma under the Security Agreement or otherwise.

     18. This Security Agreement shall terminate at such time that (a) Xoma shall have fully performed and complied with, in all material respects, all of its material obligations and agreements with Pfizer under the License Agreement (other than any obligation or agreement stated in Section 10.01 of the License Agreement) and
Section 4.1 of the R&D Agreement and Pfizer, under the Agreements, shall have no rights or interests (including, without limitation, future rights, interests of expectancies) in any E5 Product and/or any Other Antibody Product and Pfizer shall have no right to obtain any such rights or interests; (b) no Event of Default shall exist and be occurring; (c) no claim or cause of action arising or resulting from any Event of Default shall exist; and (d) no lawsuit or appeal thereof that is or could be encompassed in Section 10(d) of this Security Agreement shall exist or be pending (the events, claims, and occurrences described in or encompassed or included within Subsections (a) through (d) of this Section 18 shall hereinafter be referred to collectively as the "Continuing Obligations"). In the event that Pfizer alleges, in the exercise of its reasonable judgment, that this Security Agreement has not and cannot terminate due only to the occurrence or existence of any Continuing Obligation described in or encompassed or included within Subsection (c) or Subsection (d) of this
Section 18 (an "Open Secured Obligation"), this Security Agreement shall terminate (in the absence of the occurrence or existence of any other Continuing Obligation, including any Open Secured Obligation) if, without admitting the existence or merit of any disputed Open Secured Obligation and without prejudice to Xoma's right to dispute or defend against any Open Secured Obligation, (i) Xoma and Pfizer agree as to the potential liquidated amount of such Open Secured Obligation (the "Claim Amount") and Xoma shall have provided to Pfizer a letter of credit or surety bond in the Claim Amount, in a form and substance reasonably satisfactory to Pfizer, to secure Xoma's full payment of such Open Secured Obligation upon entry of a final judgment in Pfizer's favor on such Open Secured Claim or (ii) Xoma and Pfizer agree to a mechanism or arbitrator to settle the disputes (the "Dispute Resolution Mechanism") between them regarding the Claim Amount and the form and substance of the letter of credit or surety bond to be given to Pfizer to secure Xoma's full payment of such Open Secured Obligation upon entry of a final judgment in Pfizer's favor on such Open Secured Claim and Xoma provides to Pfizer the letter of credit or surety bond in the Claim Amount and in the form and substance established by the Dispute Resolution Mechanism; provided, however, in the absence of any agreement between Xoma and Pfizer as to the Dispute Resolution Mechanism, a federal court having jurisdiction over Xoma and Pfizer (or, if no jurisdiction shall exist in any federal court in the United States, then the Superior Court of California for the County of Alameda) shall serve as the Dispute Resolution Mechanism in accordance with and subject to the provisions of Subsection (ii) of this Section 18. Nothing in this Security Agreement shall cause this Security Agreement or the rights and interests created hereunder to terminate or lapse or shall cause any property of Xoma to not be included or encompassed within the Security due to the rejection or repudiation of Xoma's obligations and agreements (including, without limitation, a rejection under 11 U.S.C. ss. 365) stated in this Security Agreement or either of the Agreements except in accordance with and consistent with the express terms and provisions of such agreements.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

                             PFIZER INC.

                             By /s/William C. Steere
                                Title Vice President

                             XOMA CORPORATION

                             By /s/Steven C. Mendell
                                Title Chairman/ CEO

                                                       Debtor: Xoma Corporation
                                   Appendix A
                                     Page 1

                                LICENSED PATENTS

I                                 II                             III

US 06/855,878 (2)               US 06/781,242 (1)            US 06/855,878 (2)

                                                                 (Plus foreign
                                                                 filings listed
                                                                 under Col I)
AUSTRALIA 63236/86                US 06/855,878 (2)            US 07/036,766 (3)
CANADA 519,066                    U.S. 07/036,766 (3)
EUROPE 86306420.0
  (10 EPO Countries)
IRELAND 2546/86
ISRAEL 79719
JAPAN 229481/86
KOREA 8128/86
NEW ZEALAND 217283
PHILLIPINES 34297
SOUTH AFRICA 86/7342
SPAIN 8602198
U.S. 07/036,766 (3)

(1) Filing Date 9/27/84

(2) Filing Date 4/24/86

(3) Filing Date 4/10/87

                                                         Debt : Xoma Corporation
                                                                      Appendix B
                                                                          Page 1

                                   Appendix B

All equipment of Xoma Corporation ("Xoma"), now owned, leased or controlled or hereafter acquired, owned, leased or controlled by Xoma that is used in the purification of raw antibody into purified active antibody for the purpose of producing and manufacturing products for supply to Pfizer, Inc. pursuant to a certain Supply Agreement, between Pfizer and Xoma including, without limitation, the following equipment of Xoma so long as so used or intended to be so used:


Equipment Description             Serial Number              Leased Equipment

Amicon Columns                    180-0101
                                  0309
                                  450-006
                                  300-0089
                                  180-0149
                                  NSN (1)
Masterflex Pumps                  391282
                                  401895
                                  405402
                                  426501
LXB Uvicords SII                  1723
                                  282
                                  3783                       X
                                  128
                                  3788                       X
                                  3798                       X
Chart Records:
  Kipp & Zonen                    866600
  E&K                             842476
                                  861781                     X
                                  861779                     X
                                  861778                     X
                                  861780                     X
Millipore Diafiltration
  Unit                            NSN (1)
Pharmacia Fraction
  Collector                       132012                     X
                                  132008

(1)  No Serial Number on Equipment

                                                        Debtor: Xoma Corporation
                                                                      Appendix B
                                                                          Page 2

Equipment Description                    Serial Number        Leased Equipment

Lightnin Mixers                          86/271843/4
                                         86/271843/3
                                         86/271843/5
                                         MN DS3004
                                         MN DS3004

Watson-Marlow Pumps                      106149                     X
                                         105307
                                         105704                     X
                                         105311
                                         105306

Millipore High Volume Cell               NSN (1)                    X

Mettler PE22 Balance                     F12856

Sartorius Filter Housing                 3607019                    X

(1)  No Serial Number on Equipment

Nothing herein shall be deemed to grant a security interest to Pfizer in any equipment leased to Xoma (the "Leased Equipment") except to the extent of Xoma's rights and interests as lessee in the Leased Equipment and then only to the extent the granting of such security interest in the Leased Equipment would not cause a material breach of any lease between Xoma and any equipment lessor; provided, however, Pfizer, notwithstanding any other agreement between it and Xoma, shall have a security interest in the proceeds of any lease of the Leased Equipment to Xoma.